Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended September 30, 2026

THE COMPANY

BXP, Inc. (NYSE: BXP) (“BXP” or the “Company”) is the largest publicly traded developer, owner, and manager of premier workplaces in the United States, concentrated in six dynamic gateway markets - Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC. BXP has delivered places that power progress for our clients and communities for more than 55 years. BXP is a fully integrated real estate company, organized as a real estate investment trust (REIT). As of September 30, 2026, including properties owned by joint ventures, BXP’s portfolio totals 50.6 million square feet and 162 properties, including six properties under construction/redevelopment. BXP’s portfolio consists of 141 office properties, 13 retail properties, seven residential properties (including four residential properties under construction) and one hotel. BXP is well-known for its in-house building management expertise and responsiveness to clients’ needs. BXP holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy clients. BXP actively works to promote its growth and operations in a sustainable and responsible manner.  BXP has earned a fourteenth consecutive GRESB “Green Star” recognition and the highest GRESB 5-star Rating and was named one of the world’s most sustainable companies by TIME Magazine. BXP, an S&P 500 company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of the words “anticipates,” “believes,” “budgeted,” “could,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will,” and similar expressions that do not relate to historical matters. These statements are based on our current plans, expectations, projections and assumptions about future events. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond BXP’s control. If our underlying assumptions prove inaccurate, or known or unknown risks or uncertainties materialize, actual results could differ materially from those expressed or implied by the forward-looking statements. These factors include, without limitation, the risks and uncertainties related to adverse changes in general economic and capital market conditions, including continued inflation, elevated interest rates, supply chain disruptions, dislocation and volatility in capital markets, potential longer-term changes in consumer and client behavior resulting from the severity and duration of any downturn in the U.S. or global economy, general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases on favorable terms, sustained changes in client preferences and space utilization, dependence on clients’ financial condition, and competition from other developers, owners and operators of real estate), the impact of adverse political conditions, including policy changes by the presidential administration, such as the direct and indirect negative impacts that new and increased tariffs may have on (1) our current and prospective clients and their demand for office space and (2) the costs and availability of construction materials and the economic returns on our construction and development activities, and prolonged government shutdowns or disruptions, the impact of geopolitical conflicts, the uncertainties of investing in new markets, the costs and availability of financing, the effectiveness of our hedging contracts, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, the uncertainties of costs to comply with regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. BXP does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by law.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 56.

The Company presents “BXP’s Share” of certain non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 60.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquiries
800 Boylston Street	BXP	BXP, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Helen Han
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Vice President, Investor Relations
www.bxp.com	New York Stock Exchange	investors.bxp.com	at 617.236.3429 or
(t) 617.236.3300		investorrelations@bxp.com	hhan@bxp.com
(t) 617.236.3429
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
at 617.236.3352 or
mlabelle@bxp.com
(Cover photo: Rendering of 343 Madison Avenue, New York, NY)

Q3 2026
Table of contents

Q3 2026
Company profile
SNAPSHOT

(as of September 30, 2026)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures and properties under development/redevelopment)	162
Total Square Feet (includes unconsolidated joint ventures and properties under development/redevelopment)	50.6 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units and Outperformance Plan (OPP) Units) on an as-converted basis [1,2]
177.5 million
Closing Price, at the end of the quarter	$61.11 per share
Dividend - Quarter/Annualized	$0.70/$2.80 per share
Dividend Yield	4.6%
Consolidated Market Capitalization [2]	$27.4 billion
BXP’s Share of Market Capitalization [2,3]	$27.2 billion
Unsecured Senior Debt Ratings	BBB (S&P); Baa2 (Moody’s)
STRATEGY

BXP’s primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the key tenets of our long-term business strategy are to:
•continue to embrace our leadership position in the premier workplace segment and leverage our strengths in portfolio quality, client relationships, development skills, market penetration, and sustainability to profitably build market share;
•maintain a keen focus on select dynamic gateway markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC;
•invest in the highest quality buildings (primarily premier workplaces) with unique amenities and desirable locations that are able to maintain high occupancy rates and achieve premium rental rates through economic cycles;
•maintain scale and a full-service real estate capability (leasing, development, construction, marketing, legal, and property management) in our markets to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle, (3) provide superior service to our clients and (4) develop and manage our assets in the most sustainable manner possible;
•ensure a strong balance sheet to maintain consistent access to equity and debt capital and the ability to make new investments at opportune times;
•pursue attractive asset class adjacencies where we have a track record of success, such as life sciences and residential development;
•recycle capital for future investment through disposing of assets that no longer meet our investment profile or provide an opportunity for an attractive sale price relative to reinvestment;
•maintain a leadership position in sustainability innovation to minimize emissions from BXP’s development and in-service portfolio, as well as to provide clients sustainable solutions for their space use needs; and
•foster a culture and reputation of integrity, excellence and purposefulness, making us the employer of choice for talented real estate professionals, the landlord and developer of choice for our clients, as well as the counterparty of choice for real estate industry participants.
MANAGEMENT

Board of Directors		Executive Officers
Owen D. Thomas	Chairman of the Board	Owen D. Thomas	Chief Executive Officer
Douglas T. Linde		Douglas T. Linde	President
Joel I. Klein	Lead Independent Director	Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Bruce W. Duncan	Chair of Audit Committee	Rodney C. Diehl	Executive Vice President, West Coast Regions
Diane J. Hoskins	Chair of Sustainability Committee	Donna D. Garesché	Executive Vice President, Chief Human Resources Officer
Mary E. Kipp		Bryan J. Koop	Executive Vice President, Boston Region
Matthew J. Lustig	Chair of Nominating & Corporate	Peter V. Otteni	Executive Vice President, Co-Head of the Washington, DC
	Governance Committee		Region
Timothy J. Naughton	Chair of Compensation Committee	Hilary J. Spann	Executive Vice President, New York Region
Julie G. Richardson		John J. Stroman	Executive Vice President, Co-Head of the Washington, DC
William H. Walton, III			Region
Derek A. (Tony) West		Colin D. Joynt	Senior Vice President, Chief Information Officer
		Eric G. Kevorkian	Senior Vice President, Chief Legal Officer and Secretary
		Michael R. Walsh	Senior Vice President, Chief Accounting Officer
___________________
1Common units and LTIP units are units of limited partnership interest in Boston Properties Limited Partnership, the entity through which the Company conducts substantially all of its business.
2For additional detail, see page 28.
3For the Company’s definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 56.

Q3 2026
Guidance and assumptions
GUIDANCE

BXP’s guidance for full year 2026 for diluted earnings per common share attributable to BXP, Inc. (EPS) and diluted funds from operations (FFO) per common share attributable to BXP, Inc. is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, interest rates, the timing of the lease-up of available space, the timing of development cost outlays and development deliveries, and the earnings impact of the events referenced in the Company’s earnings release issued on October 27, 2026 and those referenced during the related conference call.  The estimates do not include (1) possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions not under contract as of the date hereof, (2) the impacts of any other capital markets activity, (3) future write-offs or reinstatements of accounts receivable and accrued rent balances, or (4) future impairment charges. EPS estimates may fluctuate as a result of several factors, including changes in the recognition of depreciation and amortization expense, impairment losses on depreciable real estate, and any gains or losses associated with disposition activity. BXP is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate, or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 58. There can be no assurance that BXP’s actual results will not differ materially from the estimates set forth below.

	Full Year 2026
	Low	High
Projected EPS (diluted)	$2.35	$2.37
Add:
Projected Company share of real estate depreciation and amortization	5.02	5.02
Projected Company share of (gains)/losses on sales of real estate, gain on investment from unconsolidated joint venture and impairments	(0.31)	(0.31)
Projected FFO per share (diluted)	$7.06	$7.08

ASSUMPTIONS
(dollars in thousands)

	Full Year 2026
	Low	High
Operating property activity:
Average In-service portfolio occupancy [1]	88.75%	89.25%
Change in BXP’s Share of Same Property net operating income (excluding termination income)	2.35%	2.75%
Change in BXP’s Share of Same Property net operating income - cash (excluding termination income)	(0.25)%	0.25%
BXP’s Share of Non Same Properties’ incremental contribution to net operating income over prior year (excluding asset sales)	$52,000	$56,000
Taking Buildings Out-of-Service	$(11,000)	$(11,000)
BXP’s Share of incremental net operating income related to assets sold over prior year	$(79,000)	$(78,000)
BXP’s Share of straight-line rent and fair value lease revenue (non-cash revenue)	$150,000	$162,000
BXP’s Share of Termination income	$23,000	$25,000

Other revenue (expense):
Development, management services and other revenue	$34,000	$36,000
General and administrative expense [2]	$(183,000)	$(176,000)
Consolidated net interest expense	$(598,000)	$(593,000)
Unconsolidated joint venture interest expense	$(62,000)	$(60,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships’ share of FFO	$(197,000)	$(194,000)
_______________
1 Excludes development properties placed into service in 2026.
2 Excludes estimated changes in the market value of the Company’s deferred compensation plan and gains (losses) from investments in securities.

Q3 2026
Financial highlights
(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	30-Sep-26	30-Jun-26
Net income attributable to BXP, Inc.	$114,482	$68,564
Net income attributable to BXP, Inc. per share - diluted	$0.71	$0.43
FFO attributable to BXP, Inc. [1]	$302,240	$283,412
Diluted FFO per share [1]	$1.89	$1.78
Dividends per common share	$0.70	$0.70
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$163,414	$142,069

Selected items:
Revenue	$911,431	$895,699
Recoveries from clients	$153,825	$152,352
Service income from clients	$4,472	$4,840
BXP’s Share of revenue [3]	$854,287	$838,636
BXP’s Share of straight-line rent [3]	$46,541	$19,396
BXP’s Share of fair value lease revenue [3,4]	$2,863	$2,864
BXP’s Share of termination income [3]	$7,000	$2,805
Ground rent expense	$3,313	$3,876
Capitalized interest [5]	$14,398	$12,868
Capitalized wages	$4,087	$4,585
Income (loss) from unconsolidated joint ventures [6]	$1,145	$(2,448)
BXP’s share of FFO from unconsolidated joint ventures [7]	$13,192	$9,111
Net income attributable to noncontrolling interests in property partnerships	$28,692	$26,121
FFO attributable to noncontrolling interests in property partnerships [8]	$52,593	$49,457

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$4,111	$4,351
Below-market rents (included within Other Liabilities)	$10,609	$13,000
Accrued rental income liability (included within Other Liabilities)	$112,668	$125,794

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [9]	2.98	3.12
Interest Coverage Ratio (including capitalized interest) [9]	2.73	2.87
Fixed Charge Coverage Ratio [9]	2.50	2.62
BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [10]	7.52	7.94
Change in BXP’s Share of Same Property Net Operating Income (NOI) (excluding termination income) [11]	3.4%	3.5%
Change in BXP’s Share of Same Property NOI (excluding termination income) - cash [11]	(0.3)%	0.8%
FAD Payout Ratio [2]	76.11%	87.54%
Operating Margins [(rental revenue - rental expense)/rental revenue]	62.1%	61.3%
Occupancy % of In-Service Properties [12]	89.4%	88.4%
Leased % of In-Service Properties [13]	91.9%	91.3%

Capitalization:
Consolidated Debt	$16,590,522	$15,618,563
BXP’s Share of Debt [14]	$16,325,843	$15,355,350
Consolidated Market Capitalization	$27,437,364	$27,388,124
Consolidated Debt/Consolidated Market Capitalization	60.47%	57.03%
BXP’s Share of Market Capitalization [14]	$27,172,685	$27,124,911
BXP’s Share of Debt/BXP’s Share of Market Capitalization [14]	60.08%	56.61%
_____________
1For a quantitative reconciliation of FFO attributable to BXP, Inc. and Diluted FFO per share, see page 7.
2For a quantitative reconciliation of FAD, see page 8. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
5For the three months ended September 30, 2026, includes approximately $2.4 million of amortization of deferred financing costs.
6For the three months ended June 30, 2026, amount includes gains on sales of approximately $1.2 million.
7For a quantitative reconciliation for the three months ended September 30, 2026, see page 37.
8For a quantitative reconciliation for the three months ended September 30, 2026, see page 34.
9For a quantitative reconciliation for the three months ended September 30, 2026 and June 30, 2026, see page 32.
10For a quantitative reconciliation for the three months ended September 30, 2026 and June 30, 2026, see page 31.
11For a quantitative reconciliation for the three months ended September 30, 2026 and June 30, 2026, see pages 11, 66 and 67.

Q3 2026
Financial highlights (continued)
12Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Excludes hotel and residential properties.
13Represents signed leases for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates. Excludes hotel and residential properties.
14For a quantitative reconciliation for September 30, 2026, see page 28.

Q3 2026
Consolidated Balance Sheets
(unaudited and in thousands)

	30-Sep-26	30-Jun-26
ASSETS
Real estate	$27,106,552	$27,132,125
Construction in progress	1,128,313	975,361
Land held for future development	503,648	499,424
Right of use assets - finance leases	372,619	371,889
Right of use assets - operating leases	285,912	290,726
Less accumulated depreciation	(8,319,577)	(8,277,690)
Total real estate	21,077,467	20,991,835
Cash and cash equivalents	1,471,631	493,949
Cash held in escrows	50,029	59,514
Investments in securities	45,932	46,526
Tenant and other receivables, net	92,300	90,679
Note receivable, net	12,495	12,185
Related party notes receivable, net	28,166	35,337
Sales-type lease receivable, net	16,332	16,170
Accrued rental income, net	1,599,110	1,573,959
Deferred charges, net	843,151	848,273
Prepaid expenses and other assets	193,572	122,830
Investments in unconsolidated joint ventures	831,228	820,068
Assets held for sale	10,425	62,544
Total assets	$26,271,838	$25,173,869

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$4,309,813	$4,281,198
Unsecured senior notes, net	9,506,144	8,811,158
Unsecured exchangeable senior notes, net	979,894	978,642
Unsecured line of credit	247,000	—
Unsecured term loans, net	797,671	797,565
Unsecured commercial paper	750,000	750,000
Lease liabilities - finance leases	350,953	353,436
Lease liabilities - operating leases	384,213	386,487
Accounts payable and accrued expenses	536,428	474,141
Dividends and distributions payable	123,849	123,857
Accrued interest payable	127,383	109,523
Other liabilities	346,911	364,082
Liabilities held for sale	111	6,130
Total liabilities	18,460,370	17,436,219

Commitments and contingencies	—	—
Redeemable deferred stock units	7,577	7,927

Equity:
Stockholders’ equity attributable to BXP, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Common stock, $0.01 par value, 250,000,000 shares authorized, 159,751,217 and 159,600,410 issued and 159,672,317 and 159,521,510 outstanding at September 30, 2026 and June 30, 2026, respectively	1,597	1,595
Additional paid-in capital	6,902,261	6,881,671
Dividends in excess of earnings	(1,724,898)	(1,727,547)
Treasury common stock at cost, 78,900 shares at September 30, 2026 and June 30, 2026	(2,722)	(2,722)
Accumulated other comprehensive income (loss)	15,265	2,148
Total stockholders’ equity attributable to BXP, Inc.	5,191,503	5,155,145

Noncontrolling interests:
Common units of the Operating Partnership	555,123	555,763
Property partnerships	2,057,265	2,018,815
Total equity	7,803,891	7,729,723
Total liabilities and equity	$26,271,838	$25,173,869

Q3 2026
Consolidated Income Statements
(unaudited and in thousands, except per share amounts)

	Three Months Ended
	30-Sep-26	30-Jun-26
Revenue
Lease	$846,159	$831,678
Parking and other	36,887	36,485
Insurance proceeds	1,382	1,101
Hotel revenue	13,219	14,901
Development and management services	9,792	7,633
Direct reimbursements of payroll and related costs from management services contracts	3,992	3,901
Total revenue	911,431	895,699
Expenses
Operating	192,257	192,421
Real estate taxes	141,967	142,194
Restoration expenses related to insurance claims	1,121	1,526
Hotel operating	9,925	9,369
General and administrative [1,2]	37,604	50,444
Payroll and related costs from management services contracts	3,992	3,901
Transaction costs	101	(62)
Depreciation and amortization	228,679	236,977
Total expenses	615,646	636,770
Other income (expense)
Income (loss) from unconsolidated joint ventures [3]	1,145	(2,448)
Gains on sales of real estate [4]	10,441	6,997
Gains (losses) from investments in securities [2]	(744)	4,385
Unrealized gain (loss) on non-real estate investments	386	(75)
Interest and other income	7,608	6,137
Impairment loss [5]	—	(18,036)
Interest expense	(159,127)	(153,425)
Net income	155,494	102,464
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(28,692)	(26,121)
Noncontrolling interest - common units of the Operating Partnership [6]	(12,320)	(7,779)
Net income attributable to BXP, Inc.	$114,482	$68,564

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to BXP, Inc. per share - basic	$0.72	$0.43
Net income attributable to BXP, Inc. per share - diluted	$0.71	$0.43

_____________
1For the three months ended June 30, 2026, includes approximately $6.0 million related to the accelerated vesting of non-stock compensation expense for employees who satisfied the conditions for a qualified retirement and, for each three months ended period, approximately $2.9 million related to the 2025 OPP Awards.
2Includes $(0.7) million and $4.4 million for the three months ended September 30, 2026 and June 30, 2026, respectively, related to the Company’s deferred compensation plan.
3For the three months ended June 30, 2026, amount includes gains on sales of approximately $1.2 million.
4For additional detail, see page 14.
5On May 29, 2026, the anticipated sale of the Company’s leasehold interest in the Sumner Square property located in Washington, DC met the Company’s “held for sale” criteria. Following the classification of a property as “held for sale”, the assets are written down to the lower of carrying value or fair market value, less cost to sell. This write down resulted in an impairment. The sale occurred on August 5, 2026. For additional detail, see page 14.
6For additional detail, see page 7.

Q3 2026
Funds from operations (FFO) [1]
(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	30-Sep-26	30-Jun-26
Net income attributable to BXP, Inc.	$114,482	$68,564
Add:
Noncontrolling interest - common units of the Operating Partnership	12,320	7,779
Noncontrolling interests in property partnerships	28,692	26,121
Net income	155,494	102,464
Add:
Depreciation and amortization expense	228,679	236,977
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(23,901)	(23,336)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	12,047	12,716
Corporate-related depreciation and amortization	(632)	(549)
Non-real estate related amortization	2,131	2,131
Impairment loss	—	18,036
Less:
Gains on sales of real estate	10,441	6,997
Gains on sales included within income (loss) from unconsolidated joint ventures [3]	—	1,157
Unrealized gain (loss) on non-real estate investments	386	(75)
Noncontrolling interests in property partnerships	28,692	26,121
FFO attributable to the Operating Partnership (including BXP, Inc.) (Basic FFO)	334,299	314,239
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	32,059	30,827
FFO attributable to BXP, Inc.	$302,240	$283,412

BXP, Inc.’s percentage share of Basic FFO	90.41%	90.19%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	9.59%	9.81%
Basic FFO per share	$1.89	$1.78
Weighted average shares outstanding - basic	159,585	159,167
Diluted FFO per share	$1.89	$1.78
Weighted average shares outstanding - diluted	160,109	159,629

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	30-Sep-26	30-Jun-26
Basic FFO	$334,299	$314,239
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	334,299	314,239
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	31,959	30,733
BXP, Inc.’s share of Diluted FFO	$302,340	$283,506

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	30-Sep-26	30-Jun-26
Shares/units for Basic FFO	176,512	176,474
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	524	462
Shares/units for Diluted FFO	177,036	176,936
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	16,927	17,307
BXP, Inc.’s share of shares/units for Diluted FFO	160,109	159,629

BXP, Inc.’s percentage share of Diluted FFO	90.44%	90.22%
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For a quantitative reconciliation for the three months ended September 30, 2026, see page 34.
3For a quantitative reconciliation for the three months ended September 30, 2026, see page 37.

Q3 2026
Funds available for distributions (FAD) [1]
(dollars in thousands)

	Three Months Ended
	30-Sep-26	30-Jun-26
Net income attributable to BXP, Inc.	$114,482	$68,564
Add:
Noncontrolling interest - common units of the Operating Partnership	12,320	7,779
Noncontrolling interests in property partnerships	28,692	26,121
Net income	155,494	102,464
Add:
Depreciation and amortization expense	228,679	236,977
Noncontrolling interests in property partnerships’ share of depreciation and amortization [2]	(23,901)	(23,336)
BXP’s share of depreciation and amortization from unconsolidated joint ventures [3]	12,047	12,716
Corporate-related depreciation and amortization	(632)	(549)
Non-real estate related amortization	2,131	2,131
Impairment loss	—	18,036
Less:
Gains on sales of real estate	10,441	6,997
Gains on sales included within income (loss) from unconsolidated joint ventures	—	1,157
Unrealized gain (loss) on non-real estate investments	386	(75)
Noncontrolling interests in property partnerships	28,692	26,121
Basic FFO	334,299	314,239
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements [1,4]	3,993	4,071
BXP’s Share of hedge amortization, net of costs [1]	877	1,714
BXP’s Share of fair value interest adjustment [1]	260	260
BXP’s Share of straight-line ground rent expense adjustment [1,5]	(5,391)	(3,895)
Stock-based compensation	7,398	15,463
Non-real estate depreciation and amortization	(1,499)	(1,582)
Unearned portion of capitalized fees from consolidated joint ventures [6]	2,119	915
Less:
BXP’s Share of straight-line rent [1]	46,541	19,396
BXP’s Share of fair value lease revenue [1,7]	2,863	2,864
BXP’s Share of non-cash termination income adjustment [1]	(4,376)	(2,306)
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	117,990	153,008
BXP’s Share of maintenance capital expenditures [1,8]	14,153	14,617
BXP’s Share of amortization and accretion related to sales type lease [1]	186	278
Hotel improvements, equipment upgrades and replacements	1,285	1,259
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$163,414	$142,069

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	124,379	124,374

FAD Payout Ratio[1] (B÷A)	76.11%	87.54%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For a quantitative reconciliation for the three months ended September 30, 2026, see page 34.
3For additional information for the three months ended September 30, 2026, see page 37.
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
5Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $39.0 million, which it expects to incur by the end of 2027 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.
6See page 62 for additional information.
7Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
8Maintenance capital expenditures do not include capital expenditures that are planned at the time of acquisition or capital expenditures incurred in connection with repositioning activities.

Q3 2026
Reconciliation of net income (loss) attributable to BXP, Inc. to BXP’s Share of same property net operating income (NOI)

(in thousands)

	Three Months Ended
	30-Sep-26	30-Sep-25
Net income (loss) attributable to BXP, Inc.	$114,482	$(121,712)
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	12,320	(12,981)
Noncontrolling interest in property partnerships	28,692	17,853
Net income (loss)	155,494	(116,840)
Add:
Interest expense	159,127	164,299
Impairment loss	—	68,901
Depreciation and amortization expense	228,679	236,147
Transaction costs	101	1,431
Payroll and related costs from management services contracts	3,992	3,821
General and administrative expense	37,604	36,188
Less:
Interest and other income	7,608	7,620
Unrealized gain on non-real estate investment	386	178
Gains (losses) from investments in securities	(744)	2,400
Gains on sales of real estate	10,441	1,932
Income (loss) from unconsolidated joint ventures	1,145	(148,329)
Direct reimbursements of payroll and related costs from management services contracts	3,992	3,821
Development and management services revenue	9,792	9,317
Net Operating Income (NOI)	552,377	517,008
Add:
BXP’s share of NOI from unconsolidated joint ventures [1]	25,592	30,675
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders) [2]	63,665	51,504
BXP’s Share of NOI	514,304	496,179
Less:
Termination income	3,333	1,241
BXP’s share of termination income from unconsolidated joint ventures [1]	3,667	141
Add:
Partners’ share of termination income from consolidated joint ventures [2]	—	—
BXP’s Share of NOI (excluding termination income)	$507,304	$494,797

Net Operating Income (NOI)	$552,377	$517,008
Less:
Termination income	3,333	1,241
NOI from non Same Properties (excluding termination income) [3]	28,514	13,038
Same Property NOI (excluding termination income)	520,530	502,729
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [2]	63,665	51,504
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	10,991	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income) [1]	21,925	30,534
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	1,881	9,961
BXP’s Share of Same Property NOI (excluding termination income)	$487,900	$471,798

_____________
1For a quantitative reconciliation for the three months ended September 30, 2026, see page 65.
2For a quantitative reconciliation for the three months ended September 30, 2026, see pages 62-63.
3Pages 21-24 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to September 30, 2026 and therefore are no longer a part of the Company’s property portfolio.

Q3 2026
Reconciliation of net income (loss) attributable to BXP, Inc. to BXP’s Share of same property net operating income (NOI) - cash
(in thousands)

	Three Months Ended
	30-Sep-26	30-Sep-25
Net income (loss) attributable to BXP, Inc.	$114,482	$(121,712)
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	12,320	(12,981)
Noncontrolling interest in property partnerships	28,692	17,853
Net income (loss)	155,494	(116,840)
Add:
Interest expense	159,127	164,299
Impairment loss	—	68,901
Depreciation and amortization expense	228,679	236,147
Transaction costs	101	1,431
Payroll and related costs from management services contracts	3,992	3,821
General and administrative expense	37,604	36,188
Less:
Interest and other income	7,608	7,620
Unrealized gain on non-real estate investment	386	178
Gains (losses) from investments in securities	(744)	2,400
Gains on sales of real estate	10,441	1,932
Income (loss) from unconsolidated joint ventures	1,145	(148,329)
Direct reimbursements of payroll and related costs from management services contracts	3,992	3,821
Development and management services revenue	9,792	9,317
Net Operating Income (NOI)	552,377	517,008
Less:
Straight-line rent	46,907	30,105
Fair value lease revenue	2,151	1,906
Amortization and accretion related to sales type lease	157	236
Termination income	3,333	1,241
Add:
Straight-line ground rent expense adjustment [1]	573	531
Lease transaction costs that qualify as rent inducements [2]	3,838	5,894
NOI - cash (excluding termination income)	504,240	489,945
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	22,509	13,124
Same Property NOI - cash (excluding termination income)	481,731	476,821
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [4]	58,801	44,504
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	8,734	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	16,961	27,866
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	(1,108)	8,917
BXP’s Share of Same Property NOI - cash (excluding termination income)	$449,733	$451,266
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $(6,084) and $(1,061) for the three months ended September 30, 2026 and 2025, respectively. As of September 30, 2026, the Company has remaining lease payments aggregating approximately $9.3 million, all of which it expects to incur by the end of 2027 with no payments thereafter. Under GAAP, the Company recognizes expense of $(111) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2027 may vary significantly.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.
3Pages 21-24 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to September 30, 2026 and therefore are no longer a part of the Company’s property portfolio.
4For a quantitative reconciliation for the three months ended September 30, 2026, see page 63.
5For a quantitative reconciliation for the three months ended September 30, 2026, see page 65.

Q3 2026
Same property net operating income (NOI) by reportable segment
(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Sep-26	30-Sep-25	Change	Change	30-Sep-26	30-Sep-25	Change	Change
Rental Revenue [2]	$843,604	$813,786			$17,102	$16,478
Less: Termination income	3,333	1,241			—	—
Rental revenue (excluding termination income) [2]	840,271	812,545	$27,726	3.4%	17,102	16,478	$624	3.8%
Less: Operating expenses and real estate taxes	324,875	314,683	10,192	3.2%	11,968	11,611	357	3.1%
NOI (excluding termination income) [2,3]	$515,396	$497,862	$17,534	3.5%	$5,134	$4,867	$267	5.5%

Rental revenue (excluding termination income) [2]	$840,271	$812,545	$27,726	3.4%	$17,102	$16,478	$624	3.8%
Less: Straight-line rent and fair value lease revenue and amortization and accretion from sales-type lease	43,187	31,951	11,236	35.2%	(7)	(2)	(5)	(250.0)%
Add: Lease transaction costs that qualify as rent inducements [4]	3,808	5,417	(1,609)	(29.7)%	—	—	—	—%
Subtotal	800,892	786,011	14,881	1.9%	17,109	16,480	629	3.8%
Less: Operating expenses and real estate taxes	324,875	314,683	10,192	3.2%	11,968	11,611	357	3.1%
Add: Straight-line ground rent expense [5]	573	624	(51)	(8.2)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$476,590	$471,952	$4,638	1.0%	$5,141	$4,869	$272	5.6%

	Consolidated Total [1] (A)				BXP’s share of Unconsolidated Joint Ventures (B)
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Sep-26	30-Sep-25	Change	Change	30-Sep-26	30-Sep-25	Change	Change
Rental Revenue [2]	$860,706	$830,264			$40,259	$37,372
Less: Termination income	3,333	1,241			3,210	—
Rental revenue (excluding termination income) [2]	857,373	829,023	$28,350	3.4%	37,049	37,372	$(323)	(0.9)%
Less: Operating expenses and real estate taxes	336,843	326,294	10,549	3.2%	17,005	16,799	206	1.2%
NOI (excluding termination income) [2,3]	$520,530	$502,729	$17,801	3.5%	$20,044	$20,573	$(529)	(2.6)%

Rental revenue (excluding termination income) [2]	$857,373	$829,023	$28,350	3.4%	$37,049	$37,372	$(323)	(0.9)%
Less: Straight-line rent and fair value lease revenue and amortization and accretion from sales-type lease	43,180	31,949	11,231	35.2%	2,250	1,747	503	28.8%
Add: Lease transaction costs that qualify as rent inducements [4]	3,808	5,417	(1,609)	(29.7)%	155	—	155	100.0%
Subtotal	818,001	802,491	15,510	1.9%	34,954	35,625	(671)	(1.9)%
Less: Operating expenses and real estate taxes	336,843	326,294	10,549	3.2%	17,005	16,799	206	1.2%
Add: Straight-line ground rent expense [5]	573	624	(51)	(8.2)%	120	123	(3)	(2.4)%
NOI - cash (excluding termination income) 2, [3]	$481,731	$476,821	$4,910	1.0%	$18,069	$18,949	$(880)	(4.6)%

	Partners’ share of Consolidated Joint Ventures (C)				BXP’s Share [2,6]
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Sep-26	30-Sep-25	Change	Change	30-Sep-26	30-Sep-25	Change	Change
Rental Revenue [2]	$90,973	$88,181			$809,992	$779,455
Less: Termination income	—	—			6,543	1,241
Rental revenue (excluding termination income) [2]	90,973	88,181	$2,792	3.2%	803,449	778,214	$25,235	3.2%
Less: Operating expenses and real estate taxes	38,299	36,677	1,622	4.4%	315,549	306,416	9,133	3.0%
NOI (excluding termination income) [2,3]	$52,674	$51,504	$1,170	2.3%	$487,900	$471,798	$16,102	3.4%

Rental revenue (excluding termination income) [2]	$90,973	$88,181	$2,792	3.2%	$803,449	$778,214	$25,235	3.2%
Less: Straight-line rent and fair value lease revenue and amortization and accretion from sales-type lease	2,607	7,895	(5,288)	(67.0)%	42,823	25,801	17,022	66.0%
Add: Lease transaction costs that qualify as rent inducements [4]	—	895	(895)	(100.0)%	3,963	4,522	(559)	(12.4)%
Subtotal	88,366	81,181	7,185	8.9%	764,589	756,935	7,654	1.0%
Less: Operating expenses and real estate taxes	38,299	36,677	1,622	4.4%	315,549	306,416	9,133	3.0%
Add: Straight-line ground rent expense [5]	—	—	—	—%	693	747	(54)	(7.2)%
NOI - cash (excluding termination income) 2, [3]	$50,067	$44,504	$5,563	12.5%	$449,733	$451,266	$(1,533)	(0.3)%
___________________
1Includes 100% share of consolidated joint ventures that are a Same Property.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
3For a quantitative reconciliation of net income attributable to BXP, Inc. to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 9-10.

Q3 2026
Same property net operating income (NOI) by reportable segment (continued)
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.
5Excludes the straight-line impact of approximately $(6,084) and $(1,061) for the three months ended September 30, 2026 and 2025, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station.
6BXP’s Share equals (A) + (B) - (C).

Q3 2026
Capital expenditures
(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	30-Sep-26	30-Jun-26
Maintenance capital expenditures	$14,752	$15,936
Planned capital expenditures associated with acquisition properties	135	719
Repositioning capital expenditures	1,579	634
Hotel improvements, equipment upgrades and replacements	1,285	1,259
Subtotal	17,751	18,548
Add:
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	453	572
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	1	17
BXP’s share of repositioning capital expenditures from unconsolidated JVs	—	—
Less:
Partners’ share of maintenance capital expenditures from consolidated JVs	1,052	1,891
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners’ share of repositioning capital expenditures from consolidated JVs	—	—
BXP’s Share of Capital Expenditures [1]	$17,153	$17,246

___________________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.

Q3 2026
Acquisitions and dispositions
For the period from January 1, 2026 through September 30, 2026
(dollars in thousands)

ACQUISITIONS

				BXP’s Share of Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	In-service Leased (%)
13150 Worldgate Drive (20% ownership)	Herndon, VA	June 4, 2026	N/A	$4,236	$22,164	$26,400	N/A
860 & 870 Winter Street	Waltham, MA	August 20, 2026	N/A	30,287	—	30,287	N/A
Total Acquisitions			—	$34,523	$22,164	$56,687	—%
DISPOSITIONS

				BXP’s Share of
Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain (Loss)
Land:
North First Business Park [1]	San Jose, CA	January 14, 2026	191,000	$50,500	$49,437	$(229)
Shady Grove Parcel 1 [1]	Rockville, MD	February 5, 2026	N/A	24,650	23,546	(763)
13150 Worldgate Drive (50% ownership)	Herndon, VA	June 4, 2026	N/A	10,275	10,248	832
			191,000	85,425	83,231	(160)
Residential:
The Lofts at Atlantic Wharf	Boston, MA	February 25, 2026	87,000	55,500	54,188	14,744
			87,000	55,500	54,188	14,744
Non-Strategic Office / Retail:
Gateway Commons (50% ownership) [1]	South San Francisco, CA	January 2, 2026	792,700	150,000	131,023	6,407
7750 Wisconsin Avenue (50% ownership)	Bethesda/Chevy Chase, MD	March 19, 2026	736,000	215,000	81,501	34,840
Kingstowne Retail	Alexandria, VA	April 17, 2026	88,300	19,700	19,205	7,029
Sumner Square [1]	Washington, DC	August 5, 2026	210,500	63,000	61,090	1,932
1330 Connecticut Avenue [1,2]	Washington, DC	September 23, 2026	253,400	92,375	89,217	8,528
			2,080,900	540,075	382,036	58,736
Development
343 Madison Avenue (10.55% ownership) [3]	New York, NY	September 23, 2026	930,000	208,131	50,289	N/A
			930,000	208,131	50,289	N/A
Total Dispositions			3,288,900	$889,131	$569,744	$73,320

___________________
1The Company previously recognized an impairment loss.
2Including approximately $9.0 million of tenant improvement obligations assumed by the buyer, the total consideration is approximately $101.4 million.
3The Company completed a partial equity interest sale to AVRS Partners of 10.55%. The partner agreed to invest an aggregate of $81.5 million, of which $50.7 million was invested at closing. The partner’s investment excludes its share of equity carry. The Company retains an 89.45% ownership interest and will provide development, property management, and leasing services for the venture. This transaction did not qualify as a sale of real estate for financial reporting purposes as the Company continues to effectively control the property and thus will continue to account for the property on a consolidated basis in its financial statements.

Q3 2026
Construction in progress

(dollars in thousands)
CONSTRUCTION IN PROGRESS AT SEPTEMBER 30, 2026 1

	Actual/Estimated				BXP’s share
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]	Estimated Total Investment [2]	Total Financing	Amount Drawn at 9/30/2026	Estimated Future Equity Requirement [2]	Percentage Leased [3]		Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP’s share)
			Location
Office
Reservoir Place [6]	Q2 2027	Q2 2027	Waltham, MA	363,000	$14,900	$87,000	$—	$—	$72,100	89%		—%	N/A
725 12th Street	Q1 2029	Q3 2029	Washington, DC	320,000	125,765	349,600	—	—	223,835	93%		—%	N/A
343 Madison Avenue (89.45% ownership)	Q3 2029	Q2 2031	New York, NY	930,000	498,037	1,750,000	1,073,400	71,634	250,197	56%		—%	N/A
Total Office Properties under Construction				1,613,000	638,702	2,186,600	1,073,400	71,634	546,132	71%		—%	N/A

Residential [7]
Reverie - 17 Hartwell Avenue (312 units) (20% ownership)	Q2 2027	Q2 2028	Lexington, MA	347,000	23,213	35,900	19,747	4,469	—	—%		—%	N/A
17 Hartwell Avenue - Retail				2,100	—	—	—	—	—	—%		—%	N/A
121 Broadway Street (439 units)	Q2 2027	Q2 2029	Cambridge, MA	490,000	411,207	597,800	—	—	186,593	—%		—%	N/A
121 Broadway Street - Retail				1,550	—	—	—	—	—	—%		—%	N/A
290 Coles Street (670 units) (19.46% ownership) [8]	Q1 2028	Q3 2029	Jersey City, NJ	693,000	46,949	88,700	56,422	21,918	7,247	—%		—%	N/A
290 Coles Street - Retail				13,000	—	—	—	—	—	—%		—%	N/A
Worldgate Drive (359 units) (20% ownership)	Q3 2028	Q2 2030	Herndon, VA	347,000	4,576	26,400	13,639	—	8,185	—%		—%	N/A
Total Residential Properties under Construction				1,893,650	485,945	748,800	89,808	26,387	202,025	—%		—%	N/A
Total Properties Under Construction				3,506,650	$1,124,647	$2,935,400	$1,163,208	$98,021	$748,157	70%	[9]	—%	N/A
PROJECTS FULLY PLACED IN-SERVICE DURING 2026

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]		Amount Drawn at 9/30/2026	Estimated Future Equity Requirement [2]		Net Operating Income (Loss) [5] (BXP’s share)
	Initial Occupancy	Stabilization Date			Investment to Date [2]		Total Financing			Percentage
			Location	Square Feet						Leased [3]
Reston Next Retail	Q2 2026	Q4 2026	Reston, VA	30,284	$30,918	$31,600	$—	$—	$682	69%	$(38)
290 Binney Street (55% ownership) [10]	Q2 2026	Q2 2026	Cambridge, MA	572,578	440,398	488,000	—	—	47,602	100%	13,980
Total Projects Fully Placed In-Service				602,862	$471,316	$519,600	$—	$—	$48,284	98%	$13,942
________________
1A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.
2Includes income (loss) and interest carry on debt and equity investment.
3Represents percentage leased as of October 23, 2026, including leases with future commencement dates.
4Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.
5Amounts represent Net Operating Income (Loss) for the three months ended September 30, 2026. For partially owned properties, amount represents BXP’s share based on its ownership percentage. See the Definitions and Reconciliations sections of this supplemental package starting on page 56.
6Reservoir Place consists of approximately 528,000 rentable square feet of which approximately 165,000 square feet is in-service. For additional detail, see page 23.
7Residential projects are shown in gross square feet.
8Total Financing and Amount Drawn includes the Company’s share of the $225 million construction loan and $65 million of preferred equity. The Company provided the preferred equity, which accrues at a 13% internal rate of return and has been fully funded.

Q3 2026
Construction in progress (continued)
9Total percentage leased excludes Residential units.
10The project budget reflects the Company’s 55% share of joint venture costs related to 290 Binney Street. The Company has the sole obligation to construct an underground electrical vault for an estimated gross cost of $183.9 million. Upon completion, the Company has entered into a contract to sell the electrical vault to a third party for a fixed price of $84.1 million. The net investment of $99.8 million will be included in the Company’s outside basis in 290 Binney Street. The Company has invested $159.1 million for the vault as of September 30, 2026.

Q3 2026
Land parcels and purchase options
as of September 30, 2026

OWNED LAND PARCELS AND PROPERTIES HELD FOR REDEVELOPMENT 1

Office	Approximate Developable Square Feet [2]
Location
New York, NY (25% ownership)	2,000,000
Princeton, NJ	1,723,000
Reston, VA	1,278,000
San Jose, CA (55% ownership)	1,088,000
San Francisco, CA	850,000
Waltham, MA [3]	698,000
Springfield, VA	576,000
Lexington, MA	420,000
Washington, DC	320,000
Rockville, MD	150,000
Boston, MA	25,000
Total Office	9,128,000

Residential	Approximate Developable Square Feet [2]	Residential Units (Estimated)
Location
Reston, VA	1,193,000	1,052
Rockville, MD	622,000	490
Weston, MA	600,000	380
West Los Angeles, CA	545,000	790
Washington, DC (50% ownership)	520,000	539
Waltham, MA	444,000	633
Herndon, VA (50% ownership)	236,000	458
Total Residential	4,160,000	4,342

Total Owned Land Parcels	13,288,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Office	Approximate Developable Square Feet [2]
Location
Waltham, MA 3	1,200,000
Boston, MA	668,000
Cambridge, MA	573,000
Total Office	2,441,000

Residential	Approximate Developable Square Feet [2]
Location
Boston, MA	632,000
Total Residential	632,000

Total Land Purchase Options	3,073,000

__________________
1Includes properties that are no longer considered “in-service” because the occupancy percentage is below 50% and the Company anticipates a future development / redevelopment of the property. During the nine months ended September 30, 2026, approximately 260,000 net rentable square feet were removed from the Company’s in-service properties portfolio in anticipation of future redevelopment. There can be no assurance that the Company will develop or redevelop these land parcels and properties for office, residential or other uses, if at all. Actual uses may differ from those shown depending on, among other things, the outcome of the permitting and/or entitlement processes for each land parcel/property.
2Represents 100% of consolidated and unconsolidated projects.
3The Company expects to be a 50% partner in the future development of these sites.

Q3 2026
Leasing activity
for the three months ended September 30, 2026

OCCUPANCY ACTIVITY - NET (INCREASE)/DECREASE IN AVAILABLE SPACE (SF)
Total
Vacant space available at the beginning of the period	5,387,452
Less:
Property dispositions/properties taken out of service [1]	56,961
Add:
Leases expiring or terminated during the period	1,020,446
Total space available for lease	6,350,937

1st generation leases [2]	117,079
2nd generation leases with new clients [3]	735,236
2nd generation lease renewals	662,086
Total leases commenced during the period	1,514,401

Vacant space available for lease at the end of the period	4,836,536
Net (increase)/decrease in available space	550,916

LEASING ACTIVITY - EXECUTED LEASES
1st generation leases [2]	93,065
2nd generation leases with new clients [3]	717,517
2nd generation leases renewals	397,761
Total Leases executed during the period	1,208,343

2nd generation leasing information:
Weighted average lease term (months)	114
Weighted average free rent period (days)	356
Total transaction costs per square foot [4]	$154.60
Lease Costs per year of term	$16.27
Starting weighted average gross rent	$84.29
Increase (decrease) in gross rents [5]	6.55%
Increase (decrease) in net rents [6]	9.33%

	All leases executed in the quarter (SF)			Incr (decr) in 2nd generation cash rents
	1st generation	2nd generation	total	gross [5,7]	net [6,7]
Boston	—	223,300	223,300	(1.17)%	(1.54)%
Los Angeles	—	24,546	24,546	—%	—%
New York	77,962	245,873	323,835	10.71%	18.11%
San Francisco	—	133,766	133,766	(8.31)%	(11.19)%
Seattle	—	142,910	142,910	2.74%	3.85%
Washington, DC	15,103	344,883	359,986	13.89%	19.06%
Total / Weighted Average	93,065	1,115,278	1,208,343	6.55%	9.33%

_____________
1 Total square feet of properties taken out of service vacant space in Q3 2026 consists of 14,764 at Sumner Square and 42,197 at 1330 Connecticut Avenue.
2 1st generation leases are defined as leases for development and redevelopment space that has not previously been leased.
3 2nd generation leases are defined as leases for in-service space that has previously been leased.
4 Total transaction costs include tenant improvements and leasing commissions, but exclude free rent concessions.
5 Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 923,369 square feet of 2nd generation leases that had been occupied within the prior 24 months from the execution of the new lease; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
6 Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 923,369 square feet of 2nd generation leases that had been occupied within the prior 24 months from the execution of the new lease; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
7 The calculation for the increase/(decrease) of gross rent and net rent are based on current quarter expenses.

Q3 2026
Portfolio overview
for the three months ended September 30, 2026
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type 1, 2, 3

	Office	Retail	Residential	Hotel	Total
Boston	14,564,632	1,076,529	320,444	330,000	16,291,605
Los Angeles	1,921,358	123,247	—	—	2,044,605
New York	12,540,522	482,418	—	—	13,022,940
San Francisco	6,050,899	333,307	318,171	—	6,702,377
Seattle	1,498,851	13,171	—	—	1,512,022
Washington, DC	6,559,325	523,312	417,036	—	7,499,673
Total	43,135,587	2,551,984	1,055,651	330,000	47,073,222
% of Total	91.64%	5.42%	2.24%	0.70%	100.00%

Rentable square footage of in-service properties, excluding hotel and residential properties 1, 3

Total
Rentable square feet of in-service properties [2]	47,073,222
Less:
Rentable square feet from residential and hotel properties [2]	1,402,736
Partners’ share of rentable square feet from unconsolidated joint venture properties, excluding residential properties [4]	2,885,328
Partners’ share of rentable square feet from consolidated joint venture properties [5]	3,376,105
BXP’s Share of rentable square feet, excluding residential and hotel properties [1]	39,409,053

Rental revenue of in-service properties by unit type 1, 3

	Office	Retail	Residential	Hotel [6]	Total
Consolidated	$816,908	$63,705	$3,904	$13,130	$897,647
Less:
Partners’ share from consolidated joint ventures [7]	94,127	9,645	—	—	103,772
Add:
BXP’s share from unconsolidated joint ventures [8]	39,414	3,140	3,857	—	46,411
BXP’s Share of Rental revenue [1]	$762,195	$57,200	$7,761	$13,130	$840,286
% of Total	90.71%	6.81%	0.92%	1.56%	100.00%

Percentage of BXP’s Share of net operating income (NOI) (excluding termination income) by location 1, 9

	CBD	Suburban	Total
Boston	35.71%	4.93%	40.64%
Los Angeles	3.29%	—%	3.29%
New York	22.99%	1.70%	24.69%
San Francisco	14.72%	0.58%	15.30%
Seattle	2.01%	—%	2.01%
Washington, DC	14.09%	(0.02)%	14.07%
Total	92.81%	7.19%	100.00%
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2Includes 100% of the rentable square footage of the Company’s In-Service Properties.
3For additional detail relating to the Company’s In-Service Properties, see pages 21-24.
4Represents the partners’ share of the rentable square feet from unconsolidated joint venture properties (calculated based upon the partners’ percentage ownership interest).
5Represents the partners’ share of the rentable square feet from consolidated joint venture properties (calculated based upon the partners’ percentage ownership interests).
6Excludes approximately $89 of revenue from retail clients that is included in Retail.
7See page 63 for additional information.
8See page 65 for additional information.
9BXP’s Share of NOI (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income (loss) attributable to BXP, Inc. to BXP’s Share of NOI (excluding termination income), see page 9.

Q3 2026
Residential and hotel performance
(dollars in thousands, except rental rates)

RESULTS OF OPERATIONS

	Residential [1]		Hotel
	Three Months Ended		Three Months Ended
	30-Sep-26	30-Jun-26	30-Sep-26	30-Jun-26
Rental Revenue [2]	$3,883	$3,683	$13,219	$14,901
Less: Operating expenses and real estate taxes	2,043	2,006	9,925	9,369
Net Operating Income (NOI) [2]	1,840	1,677	3,294	5,532
Add: BXP’s share of NOI from unconsolidated joint ventures	2,375	2,362	N/A	N/A
BXP’s Share of NOI [2]	$4,215	$4,039	$3,294	$5,532

Rental Revenue [2]	$3,883	$3,683	$13,219	$14,901
Less: Straight line rent and fair value lease revenue	—	—	(7)	(2)
Add: Lease transaction costs that qualify as rent inducements	—	—	—	—
Subtotal	3,883	3,683	13,226	14,903
Less: Operating expenses and real estate taxes	2,043	2,006	9,925	9,369
NOI - cash basis [2]	1,840	1,677	3,301	5,534
Add: BXP’s share of NOI-cash from unconsolidated joint ventures	2,375	2,362	N/A	N/A
BXP’s Share of NOI - cash basis [2]	$4,215	$4,039	$3,301	$5,534
RESIDENTIAL RENTAL RATES AND OCCUPANCY 2, 3 - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		30-Sep-26	30-Sep-25
Boston	440
Average Monthly Rental Rate		$4,592	$4,480	2.50%
Average Rental Rate Per Occupied Square Foot		$6.27	$6.12	2.45%
Average Physical Occupancy		95.61%	93.71%	2.03%
Average Economic Occupancy		96.13%	93.73%	2.56%
San Francisco	402
Average Monthly Rental Rate		$3,366	$3,004	12.05%
Average Rental Rate Per Occupied Square Foot		$4.23	$3.80	11.32%
Average Physical Occupancy		93.53%	90.88%	2.92%
Average Economic Occupancy		94.20%	89.02%	5.82%
Washington, DC	508
Average Monthly Rental Rate		$3,115	$2,639	18.04%
Average Rental Rate Per Occupied Square Foot		$3.80	$3.30	15.15%
Average Physical Occupancy		93.70%	87.80%	6.72%
Average Economic Occupancy		93.34%	82.45%	13.21%
Total residential units	1,350

HOTEL RENTAL RATES AND OCCUPANCY 3 - Year-over-Year

	Hotel Rooms	Three Months Ended		Percent Change
		30-Sep-26	30-Sep-25
Boston Marriott Cambridge	437
Average Occupancy		85.40%	82.80%	3.14%
Average Daily Rate		$331.21	$328.68	0.77%
Revenue Per Available Room		$282.97	$272.00	4.03%

_____________
1Includes retail space.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
3Excludes retail space. For comparative purposes, rental rates and occupancy information does not include The Lofts at Atlantic Wharf, Proto Kendall Square, and Signature at Reston, which were sold prior to September 30, 2026. For additional detail related to The Lofts at Atlantic Wharf sale, see page 14.

Q3 2026
In-service property listing

as of September 30, 2026
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
CBD
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,700,914	97.3%	97.3%	$92.62
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,270,419	93.2%	93.2%	78.31
100 Federal Street (55% ownership)	CBD Boston MA	1	1,235,133	93.6%	93.6%	81.78
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,446	100.0%	100.0%	83.16
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,024	100.0%	100.0%	94.72
100 Causeway Street (50% ownership) [4]	CBD Boston MA	1	633,818	100.0%	100.0%	78.69
Prudential Center (retail shops) [5]	CBD Boston MA	1	589,906	95.7%	100.0%	98.58
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	100.0%	100.0%	64.62
The Hub on Causeway - Podium (50% ownership) [4]	CBD Boston MA	1	382,988	98.5%	100.0%	65.13
888 Boylston Street - The Prudential Center	CBD Boston MA	1	377,574	96.2%	96.2%	84.47
Star Market at the Prudential Center [5]	CBD Boston MA	1	60,015	100.0%	100.0%	64.67
Subtotal		11	8,410,713	96.9%	97.3%	$84.03

290 Binney Street (55% ownership) [6,7]	East Cambridge MA	1	572,578	100.0%	100.0%	$156.85
145 Broadway	East Cambridge MA	1	490,086	99.6%	99.6%	95.27
325 Main Street	East Cambridge MA	1	406,824	99.4%	100.0%	115.80
125 Broadway [6]	East Cambridge MA	1	271,000	100.0%	100.0%	153.93
355 Main Street	East Cambridge MA	1	256,966	100.0%	100.0%	105.46
300 Binney Street (55% ownership) [6]	East Cambridge MA	1	239,908	100.0%	100.0%	172.88
90 Broadway	East Cambridge MA	1	223,771	100.0%	100.0%	95.29
255 Main Street	East Cambridge MA	1	215,394	82.5%	82.5%	94.58
150 Broadway	East Cambridge MA	1	177,226	100.0%	100.0%	104.37
105 Broadway	East Cambridge MA	1	152,664	100.0%	100.0%	78.89
250 Binney Street [6]	East Cambridge MA	1	67,362	100.0%	100.0%	94.96
University Place	Mid-Cambridge MA	1	195,282	100.0%	100.0%	63.22
Subtotal		12	3,269,061	98.7%	98.8%	$118.08

Subtotal Boston CBD		23	11,679,774	97.4%	97.7%	$93.77

Residential
Hub50House (440 units) (50% ownership) [4]	CBD Boston MA	1	320,444
Subtotal		1	320,444

Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Subtotal		1	334,260

LOS ANGELES
Office
Colorado Center (50% ownership) [4]	West Los Angeles CA	6	1,130,066	90.3%	90.3%	$80.97
Santa Monica Business Park	West Los Angeles CA	12	841,820	89.9%	94.4%	65.40
Santa Monica Business Park Retail [5]	West Los Angeles CA	7	72,719	87.1%	87.1%	79.27
Subtotal		25	2,044,605	90.0%	91.9%	$74.51

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,970,335	99.5%	99.7%	$169.96
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,671,682	99.9%	99.9%	103.26
399 Park Avenue	Park Avenue NY	1	1,567,059	100.0%	100.0%	111.74
599 Lexington Avenue	Park Avenue NY	1	1,105,007	95.7%	98.1%	86.18

Q3 2026
In-service property listing (continued)

as of September 30, 2026
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
7 Times Square (55% ownership)	Times Square NY	1	1,238,722	85.8%	92.4%	78.62
250 West 55th Street	Times Square / West Side NY	1	966,976	98.7%	98.7%	105.77
200 Fifth Avenue (26.69% ownership) [4]	Midtown South NY	1	845,367	59.8%	99.5%	101.20
360 Park Avenue South (71.11% ownership) [4,7]	Midtown South NY	1	450,432	74.4%	100.0%	98.55
Dock 72 (50% ownership) [4]	Brooklyn NY	1	668,521	42.8%	42.8%	33.75
510 Madison Avenue	Fifth/Madison Avenue NY	1	345,081	93.2%	99.9%	128.24
Subtotal		10	10,829,182	89.8%	95.2%	$112.39

SAN FRANCISCO
Office
Salesforce Tower	CBD San Francisco CA	1	1,420,682	98.0%	98.0%	$116.20
Embarcadero Center Four	CBD San Francisco CA	1	945,937	95.3%	95.3%	107.72
Embarcadero Center One	CBD San Francisco CA	1	838,051	70.5%	72.9%	94.90
Embarcadero Center Two	CBD San Francisco CA	1	802,003	73.1%	73.4%	85.70
Embarcadero Center Three	CBD San Francisco CA	1	790,469	68.8%	75.1%	91.34
680 Folsom Street	CBD San Francisco CA	2	530,242	83.9%	89.4%	79.07
535 Mission Street	CBD San Francisco CA	1	303,322	95.6%	100.0%	79.93
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	100.0%	118.95
Subtotal		9	5,656,786	84.4%	86.5%	$99.83

Residential
The Skylyne (402 units)	CBD Oakland CA	1	330,996
Subtotal		1	330,996

SEATTLE
Office
Safeco Plaza (33.67% ownership) [4]	CBD Seattle WA	1	762,540	81.3%	81.3%	$50.24
Madison Centre	CBD Seattle WA	1	749,482	92.8%	94.6%	60.06
Subtotal		2	1,512,022	87.0%	87.9%	$55.42

WASHINGTON, DC
Office
901 New York Avenue	East End Washington DC	1	526,383	84.4%	84.4%	$72.25
2100 Pennsylvania Avenue	CBD Washington DC	1	475,772	98.7%	98.7%	87.49
2200 Pennsylvania Avenue	CBD Washington DC	1	460,039	91.3%	95.4%	71.10
500 North Capitol Street, N.W. (30% ownership) [4]	Capitol Hill Washington DC	1	230,900	98.5%	98.5%	69.09
Capital Gallery	Southwest Washington DC	1	176,909	53.8%	53.8%	63.87
Subtotal		5	1,870,003	88.6%	89.6%	$75.41

Reston Next	Reston VA	2	1,063,299	99.6%	99.6%	$64.28
South of Market	Reston VA	3	624,386	97.6%	100.0%	57.57
Fountain Square	Reston VA	2	524,229	97.9%	98.5%	54.22
One Freedom Square	Reston VA	1	427,252	89.0%	95.0%	56.36
Two Freedom Square	Reston VA	1	423,222	100.0%	100.0%	56.70
One and Two Discovery Square	Reston VA	2	366,989	100.0%	100.0%	54.14
One Reston Overlook	Reston VA	1	319,519	100.0%	100.0%	46.51
17Fifty Presidents Street	Reston VA	1	275,809	100.0%	100.0%	75.29
Democracy Tower	Reston VA	1	259,441	99.3%	99.3%	70.64
Fountain Square Retail [5]	Reston VA	1	196,642	93.6%	94.8%	52.80
Two Reston Overlook	Reston VA	1	134,615	100.0%	100.0%	57.50
Reston Next Office Phase II [7]	Reston VA	1	86,629	92.2%	92.2%	59.42
Reston Next Retail [5,7]	Reston VA	1	30,284	11.0%	69.1%	58.97
Avant Retail [5]	Reston VA	1	26,179	100.0%	100.0%	68.48
Subtotal		19	4,758,495	97.4%	98.7%	$59.21

Q3 2026
In-service property listing (continued)

as of September 30, 2026
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]		Leased % [2]		Annualized Rental Obligations Per Occupied SF [3]

Wisconsin Place Office	Montgomery County MD	1	296,965	52.4%		56.0%		$54.60
Subtotal		1	296,965	52.4%		56.0%		$54.60

Subtotal Washington, DC CBD		25	6,925,463	93.1%		94.4%		$63.23

Residential
Skymark (508 units) (20% ownership) [4]	Reston VA	1	417,036
Subtotal		1	417,036

	CBD Total	98	40,050,568	91.8%	8	94.1%	8	$91.72	8

	BXP’s Share of CBD			92.5%	8	94.3%	8
SUBURBAN
BOSTON
Office
Bay Colony Corporate Center	Route 128 Mass Turnpike MA	2	435,917	80.4%		80.4%		$43.32
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	41.1%		60.8%		37.38
180 CityPoint [6]	Route 128 Mass Turnpike MA	1	329,195	87.0%		91.5%		72.25
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,611	73.0%		73.0%		47.54
230 CityPoint	Route 128 Mass Turnpike MA	1	299,304	97.0%		97.0%		56.11
200 West Street [6]	Route 128 Mass Turnpike MA	1	273,361	86.1%		86.1%		95.98
880 Winter Street [6]	Route 128 Mass Turnpike MA	1	243,614	80.5%		80.5%		102.48
10 CityPoint	Route 128 Mass Turnpike MA	1	236,570	98.6%		98.6%		61.60
20 CityPoint	Route 128 Mass Turnpike MA	1	211,476	98.1%		98.1%		63.71
77 CityPoint	Route 128 Mass Turnpike MA	1	209,711	95.4%		100.0%		58.21
890 Winter Street	Route 128 Mass Turnpike MA	1	180,155	84.6%		84.6%		47.95
Reservoir Place [9]	Route 128 Mass Turnpike MA	1	164,994	78.7%		78.7%		35.48
153 & 211 Second Avenue [6]	Route 128 Mass Turnpike MA	2	154,093	84.0%		84.0%		53.17
1265 Main Street (50% ownership) [4]	Route 128 Mass Turnpike MA	1	120,681	100.0%		100.0%		60.87
103 CityPoint [6]	Route 128 Mass Turnpike MA	1	112,842	—%		—%		—
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%		100.0%		54.61
The Point [5]	Route 128 Mass Turnpike MA	1	16,300	100.0%		100.0%		68.03
33 Hayden Avenue [6]	Route 128 Northwest MA	1	80,872	100.0%		100.0%		81.96
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%		100.0%		28.62
100 Hayden Avenue [6]	Route 128 Northwest MA	1	55,924	100.0%		100.0%		69.58
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%		100.0%		48.35
Subtotal		23	3,957,127	81.5%		83.9%		$60.56

NEW YORK
Office
510 Carnegie Center	Princeton NJ	1	234,160	74.9%		95.0%		$40.71
206 Carnegie Center	Princeton NJ	1	161,763	—%		—%		—
210 Carnegie Center	Princeton NJ	1	159,468	66.3%		66.3%		39.16
212 Carnegie Center	Princeton NJ	1	151,035	75.9%		82.6%		36.41
214 Carnegie Center	Princeton NJ	1	146,799	64.2%		66.4%		38.03
506 Carnegie Center	Princeton NJ	1	139,050	95.1%		95.1%		41.72
508 Carnegie Center	Princeton NJ	1	134,433	100.0%		100.0%		44.87
202 Carnegie Center	Princeton NJ	1	134,067	66.5%		76.3%		36.75
804 Carnegie Center	Princeton NJ	1	130,000	100.0%		100.0%		44.06
101 Carnegie Center	Princeton NJ	1	122,791	82.3%		82.3%		36.55
504 Carnegie Center	Princeton NJ	1	121,990	100.0%		100.0%		35.68
502 Carnegie Center	Princeton NJ	1	121,460	98.6%		98.6%		39.80
701 Carnegie Center	Princeton NJ	1	120,000	100.0%		100.0%		35.82

Q3 2026
In-service property listing (continued)

as of September 30, 2026
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]		Leased % [2]		Annualized Rental Obligations Per Occupied SF [3]
104 Carnegie Center	Princeton NJ	1	101,969	73.4%		73.4%		38.99
103 Carnegie Center	Princeton NJ	1	96,322	71.4%		71.4%		38.23
302 Carnegie Center	Princeton NJ	1	64,926	100.0%		100.0%		37.24
211 Carnegie Center	Princeton NJ	1	47,025	—%		—%		—
201 Carnegie Center	Princeton NJ	—	6,500	100.0%		100.0%		35.76
Subtotal		17	2,193,758	75.4%		78.7%		$39.26

SAN FRANCISCO
Office
Mountain View Research Park	Mountain View CA	16	571,884	58.9%		68.3%		$63.56
2440 West El Camino Real	Mountain View CA	1	142,711	51.6%		51.6%		61.86
Subtotal		17	714,595	57.4%		64.9%		$63.25

WASHINGTON, DC
Office
Kingstowne Two	Springfield VA	1	157,174	52.8%		72.1%		$37.76
Subtotal		1	157,174	52.8%		72.1%		$37.76

	Suburban Total	58	7,022,654	76.5%		80.1%		$53.87

	BXP’s Share of Suburban			76.3%		79.9%

Total In-Service Properties:		156	47,073,222	89.4%	8	91.9%	8	$86.73	8

BXP’s Share of Total In-Service Properties: [3]				89.7%	8	91.7%	8

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
2Represents signed leases for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates. For additional detail, see pages 38-54.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4This is an unconsolidated joint venture property.
5This is a retail property.
6Classified as a laboratory/life sciences property.
7Not included in the Same Property analysis.
8 Excludes hotel and residential properties. For additional detail, see page 20.
9Reservoir Place consists of approximately 528,000 rentable square feet of which approximately 363,000 square feet is in redevelopment. For additional detail, see page 15.

Q3 2026
Top 20 clients listing and portfolio client diversification
as of September 30, 2026
TOP 20 CLIENTS

No.	Client	BXP’s Share of Annualized Rental Obligations [1]	Weighted Average Remaining Lease Term (years) [2]
1	Salesforce	3.34%	5.5
2	Google	3.17%	10.6
3	Akamai Technologies	2.17%	8.1
4	Kirkland & Ellis	2.08%	11.4
5	Biogen	1.81%	1.6
6	Millennium Management	1.81%	9.5
7	AstraZeneca Pharmaceuticals	1.67%	14.5
8	Fannie Mae	1.53%	10.9
9	Weil Gotshal & Manges	1.21%	7.9
10	Microsoft	1.11%	7.1
11	Snap	1.04%	9.5
12	Ropes & Gray	1.02%	14.6
13	Wellington Management	1.02%	9.2
14	Arnold & Porter Kaye Scholer	1.01%	8.2
15	Allen Overy Shearman Sterling	0.96%	15.6
16	Bain Capital	0.93%	5.3
17	Morrison & Foerster	0.92%	15.5
18	Starr	0.85%	2.9
19	Leidos	0.84%	6.6
20	Aramis (Estee Lauder)	0.82%	13.5
	BXP’s Share of Annualized Rental Obligations	29.31%
	BXP’s Share of Square Feet [1]	22.74%
	Weighted Average Remaining Lease Term (years)		9.1

NOTABLE SIGNED DEALS 3

Client	Property	Square Feet
Boston Dynamics	Reservoir Place [4]	322,000
Starr	343 Madison Avenue	321,000
Goodwin Procter	200 Fifth Avenue	310,000
Sidley Austin [5]	2100 M Street	234,000
Google	500 North Capitol Street, N.W.	206,000
McDermott Will & Schulte	725 12th Street	152,000
McDermott Will & Schulte	343 Madison Avenue	148,000
Cooley	725 12th Street	141,000
CLIENT DIVERSIFICATION 2

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2Based on BXP’s Share of Annualized Rental Obligations.
3Represents leases signed with occupancy commencing in the future on vacant in-service space or properties under development or redevelopment. The number of square feet is an estimate.
4Lease executed is for the portion of Reservoir Place under redevelopment. For additional detail, see page 15.
5The lease and the commencement of the development are subject to various conditions.

Q3 2026
Occupancy by location
as of September 30, 2026

TOTAL IN-SERVICE OFFICE PROPERTIES 1 - Quarter-over-Quarter

	CBD		Suburban		Total
Location	30-Sep-26	30-Jun-26	30-Sep-26	30-Jun-26	30-Sep-26	30-Jun-26
Boston	97.4%	97.6%	81.5%	79.0%	93.4%	92.9%
Los Angeles	90.0%	88.2%	—%	—%	90.0%	88.2%
New York	89.8%	88.9%	75.4%	75.8%	87.3%	86.7%
San Francisco	84.4%	82.5%	57.4%	57.4%	81.4%	79.7%
Seattle	87.0%	81.9%	—%	—%	87.0%	81.9%
Washington, DC	93.1%	91.5%	52.8%	44.6%	92.2%	90.5%
Total Portfolio	91.8%	90.7%	76.5%	75.1%	89.4%	88.4%

SAME PROPERTY OFFICE PROPERTIES 1, 2 - Year-over-Year

	CBD		Suburban		Total
Location	30-Sep-26	30-Sep-25	30-Sep-26	30-Sep-25	30-Sep-26	30-Sep-25
Boston	97.3%	97.3%	81.5%	74.4%	93.2%	91.3%
Los Angeles	90.0%	87.5%	—%	—%	90.0%	87.5%
New York	90.4%	87.3%	75.4%	72.6%	87.8%	84.8%
San Francisco	84.4%	80.7%	57.4%	58.8%	81.4%	78.3%
Seattle	87.0%	82.6%	—%	—%	87.0%	82.6%
Washington, DC	93.4%	93.0%	52.8%	50.7%	92.5%	92.1%
Total Portfolio	91.9%	90.1%	76.5%	71.7%	89.5%	87.2%
_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.

Q3 2026
Capital structure
(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$4,374,901
Unsecured Line of Credit	247,000
Unsecured Term Loans	800,000
Unsecured Commercial Paper	750,000
Unsecured Senior Notes, at face value	9,550,000
Unsecured Exchangeable Senior Notes, at face value	1,000,000
Outstanding Principal	16,721,901
Discount on Unsecured Senior Notes	(7,794)
Deferred Financing Costs, Net	(123,585)
Consolidated Debt	$16,590,522
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP [1]	Stated [2]	Outstanding Principal
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	$2,300,000
Santa Monica Business Park	October 8, 2028	5.60%	5.47%	200,000
90 Broadway, 325 Main Street, 355 Main Street and Kendall Center Green Garage	October 26, 2028	6.27%	6.04%	600,000
901 New York Avenue	January 5, 2029	5.06%	5.00%	194,815
343 Madison Avenue (89.45% ownership)	July 28, 2030	7.32%	6.18%	80,086
601 Lexington Avenue (55% ownership)	January 9, 2032	2.93%	2.79%	1,000,000
Total				$4,374,901
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES 3

		Interest Rate
	Maturity Date	GAAP [1]	Stated	Outstanding Principal
Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	$1,000,000
Unsecured Senior Notes (“green bonds”)	December 1, 2027	6.92%	6.75%	750,000
Unsecured Senior Notes (“green bonds”)	December 1, 2028	4.63%	4.50%	1,000,000
Unsecured Senior Notes (“green bonds”)	June 21, 2029	3.51%	3.40%	850,000
Unsecured Senior Notes	March 15, 2030	2.98%	2.90%	700,000
Unsecured Senior Notes	January 30, 2031	3.34%	3.25%	1,250,000
Unsecured Senior Notes (“green bonds”)	April 1, 2032	2.67%	2.55%	850,000
Unsecured Senior Notes (“green bonds”)	October 1, 2033	2.52%	2.45%	850,000
Unsecured Senior Notes (“green bonds”)	January 15, 2034	6.62%	6.50%	750,000
Unsecured Senior Notes	January 15, 2035	5.84%	5.75%	850,000
Unsecured Senior Notes	October 15, 2036	6.16%	6.05%	700,000
				$9,550,000
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED EXCHANGEABLE SENIOR NOTES 3, 4

		Interest Rate
	Maturity Date	GAAP [1]	Stated	Outstanding Principal
Unsecured Exchangeable Senior Notes	October 1, 2030	2.50%	2.00%	$1,000,000
				$1,000,000

Q3 2026
Capital structure (continued)
CAPITALIZATION

	Shares/Units	Common Stock
	Outstanding	Equivalents	Equivalent Value [5]
Common Stock	159,672	159,672	$9,757,556
Common Operating Partnership Units	17,825	17,825	1,089,286
Total Equity		177,497	$10,846,842

Consolidated Debt (A)			$16,590,522
Add: BXP’s share of unconsolidated joint venture debt [6]			1,102,877
Less: Partners’ share of consolidated debt [7]			1,367,556
BXP’s Share of Debt [8] (B)			$16,325,843

Consolidated Market Capitalization (C)			$27,437,364
BXP’s Share of Market Capitalization [8] (D)			$27,172,685
Consolidated Debt/Consolidated Market Capitalization (A÷C)			60.47%
BXP’s Share of Debt/BXP’s Share of Market Capitalization [8] (B÷D)			60.08%

_____________
1The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, the effects of hedging transactions (excluding capped calls classified as equity) and adjustments required to reflect loans and swaps at their fair values upon consolidation.
2The stated interest rate includes the effects of hedging transactions.
3All unsecured senior notes and unsecured exchangeable senior notes are rated BBB (negative), and Baa2 (stable) by S&P and Moody’s, respectively.
4The GAAP interest rate excludes capped call transactions that are classified as equity. The initial exchange rate of the unsecured exchangeable senior notes is 10.8180 shares of BXP’s common stock per $1,000 principal amount of notes, which represents an initial exchange price of approximately $92.44 per share of BXP’s common stock. In conjunction with the issuance of the unsecured exchangeable senior notes, the Company entered into capped call transactions to cover, subject to customary adjustments, the number of shares of BXP’s common stock initially underlying the unsecured exchangeable senior notes. The capped call transactions are expected generally to reduce the potential dilution to BXP’s common stock upon any exchange of notes and/or offset any cash payments BPLP is required to make in excess of the principal amount of exchanged notes, as the case may be, with such reduction and/or offset subject to a cap. The cap price of the capped call transactions is initially $105.64 per share, which represents a premium of 40% over the last reported sale price of $75.46 per share of BXP’s common stock on September 24, 2025, and is subject to certain adjustments under the terms of the capped call transactions. The capped call transactions will expire upon the maturity of the unsecured exchangeable senior notes, if not earlier exercised or terminated, and the premiums associated with the purchase were classified as equity.
5Values are based on the September 30, 2026 closing price of $61.11 per share of BXP common stock.
6Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 35.
7Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 33.
8See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.

Q3 2026
Debt analysis [1]
as of September 30, 2026
(dollars in thousands)

2026 [2]	2027	2028	2029	2030	2031	2032	2033	2034	2035	2036

UNSECURED REVOLVING CREDIT FACILITY - MATURES MARCH 29, 2030

	Facility	Outstanding at September 30, 2026	Remaining Capacity at September 30, 2026
Unsecured Line of Credit	$2,250,000	$247,000	$2,003,000
Less:
Unsecured Commercial Paper [3]			750,000
Letters of Credit			2,496
Total Remaining Capacity			$1,250,504

UNSECURED TERM LOANS

	Maturity Date	Facility	Outstanding Principal
2024 Unsecured Term Loan [4]	September 24, 2027	$100,000	$100,000
Unsecured Term Loan Facility [5]	March 30, 2029	$700,000	700,000
			$800,000

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [6]	Maturity (years)
Unsecured Debt	74.02%	4.08%	4.20%	4.1
Secured Debt	25.98%	3.82%	4.01%	2.1
Consolidated Debt	100.00%	4.01%	4.15%	3.5

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [6]	Maturity (years)
Floating Rate Debt [3]	12.19%	4.55%	4.64%	1.6
Fixed Rate Debt [7]	87.81%	3.94%	4.08%	3.8
Consolidated Debt	100.00%	4.01%	4.15%	3.5

_____________
1Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 35.
2Includes $1.0 billion in aggregate principal amount of BPLP’s 2.750% senior unsecured notes which was repaid at par on October 1, 2026.
3The unsecured commercial paper program is backstopped by available capacity under the unsecured line of credit. As such, the Company intends to maintain, at a minimum, availability under its unsecured line of credit in an amount equal to the amount of commercial paper notes outstanding. The term of the notes issued under the unsecured commercial paper program vary but may not exceed one year from the date of issuance. The commercial paper notes are included in the Company’s floating rate debt statistics. At September 30, 2026, the weighted average interest rate of the commercial paper notes outstanding was approximately 4.18% per annum and had a weighted-average maturity of 29 days from the date of issuance and therefore, the balance is reflected in the period 2026 within the Principal due at Maturity chart.
4The 2024 Unsecured Term Loan has a one-year extension option remaining, subject to certain conditions.
5The Unsecured Term Loan Facility has two, six-month extension options, each subject to customary conditions.
6The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, the effects of hedging transactions (excluding capped calls classified as equity) and adjustments required to reflect loans and swaps at their fair values upon consolidation.
7The Fixed Rate Debt includes the effects of hedging transactions, excluding capped calls treated as equity.

Q3 2026
Senior unsecured debt covenant compliance ratios
In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of September 30, 2026 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes Issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	47.8%	44.8%
Secured Debt/Total Assets	Less than 50%	15.0%	14.0%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	3.37	3.37
Unencumbered Assets/ Unsecured Debt	Greater than 150%	225.1%	243.0%

_____________
1Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (x) annualized EBITDA capitalized at 7.0% and (y) the undepreciated book value as determined under GAAP.

Q3 2026
Net Debt to EBITDAre
(dollars in thousands)

Reconciliation of BXP’s Share of EBITDAre and BXP’s Share of EBITDAre – cash 1

	Three Months Ended
	30-Sep-26	30-Jun-26
Net income attributable to BXP, Inc.	$114,482	$68,564
Add:
Noncontrolling interest - common units of the Operating Partnership	12,320	7,779
Noncontrolling interest in property partnerships	28,692	26,121
Net income	155,494	102,464
Add:
Interest expense	159,127	153,425
Depreciation and amortization expense	228,679	236,977
Impairment loss	—	18,036
Less:
Gains on sales of real estate	10,441	6,997
Income (loss) from unconsolidated joint ventures [2]	1,145	(2,448)
Add:
BXP’s share of EBITDAre from unconsolidated joint ventures [3]	27,996	24,115
EBITDAre [1]	559,710	530,468
Less:
Partners’ share of EBITDAre from consolidated joint ventures [4]	64,620	61,359
BXP’s Share of EBITDAre [1] (A)	495,090	469,109
Add:
Stock-based compensation expense	7,398	15,463
BXP’s Share of straight-line ground rent expense adjustment [1]	(5,391)	(3,895)
BXP’s Share of lease transaction costs that qualify as rent inducements [1]	3,993	4,071
Less:
BXP’s Share of non-cash termination income adjustment [1]	(4,376)	(2,306)
BXP’s Share of straight-line rent [1]	46,541	19,396
BXP’s Share of fair value lease revenue [1]	2,863	2,864
BXP’s Share of amortization and accretion related to sales type lease [1]	186	278
BXP’s Share of EBITDAre – cash [1]	$455,876	$464,516

BXP’s Share of EBITDAre (Annualized) [5] (A x 4)	$1,980,360	$1,876,436
Reconciliation of BXP’s Share of Net Debt 1

	30-Sep-26	30-Jun-26
Consolidated debt	$16,590,522	$15,618,563
Less:
Cash and cash equivalents	1,471,631	493,949
Cash held in escrow for 1031 exchange	—	—
Net debt [1]	15,118,891	15,124,614
Add:
BXP’s share of unconsolidated joint venture debt [3]	1,102,877	1,102,142
Partners’ share of cash and cash equivalents from consolidated joint ventures	120,168	130,563
Less:
BXP’s share of cash and cash equivalents from unconsolidated joint ventures	77,956	70,338
Partners’ share of consolidated joint venture debt [4]	1,367,556	1,365,355
BXP’s share of related party note receivables	7,158	16,860
BXP’s Share of Net Debt [1] (B)	$14,889,266	$14,904,766

BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [B ÷ (A x 4)]	7.52	7.94
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For the three months ended June 30, 2026, amount includes gains on sales of approximately $1.2 million.
3For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures for the three months ended September 30, 2026, see pages 35 and 64.
4For disclosures related to the calculation of Partners’ share from consolidated joint ventures for the three months ended September 30, 2026, see pages 33 and 62.
5BXP’s Share of EBITDAre (Annualized) is calculated as the product of such amount for the quarter multiplied by four (4).

Q3 2026
Debt ratios
(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	30-Sep-26	30-Jun-26
BXP’s Share of interest expense [1]	$161,904	$156,527
Less:
BXP’s Share of hedge amortization, net of costs [1]	877	1,714
BXP’s Share of fair value interest adjustment [1]	260	260
BXP’s Share of amortization of financing costs [1]	7,937	5,724
Adjusted interest expense excluding capitalized interest (A)	152,830	148,829
Add:
BXP’s Share of capitalized interest [1]	14,169	12,860
Adjusted interest expense including capitalized interest (B)	$166,999	$161,689

BXP’s Share of EBITDAre – cash [1,2] (C)	$455,876	$464,516

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	2.98	3.12
Interest Coverage Ratio (including capitalized interest) (C÷B)	2.73	2.87

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	30-Sep-26	30-Jun-26
BXP’s Share of interest expense [1]	$161,904	$156,527
Less:
BXP’s Share of hedge amortization, net of costs [1]	877	1,714
BXP’s Share of fair value interest adjustment [1]	260	260
BXP’s Share of amortization of financing costs [1]	7,937	5,724
Add:
BXP’s Share of capitalized interest [1]	14,169	12,860
BXP’s Share of maintenance capital expenditures [1]	14,153	14,617
Hotel improvements, equipment upgrades and replacements	1,285	1,259
Total Fixed Charges (A)	$182,437	$177,565

BXP’s Share of EBITDAre – cash [1,2] (B)	$455,876	$464,516
Fixed Charge Coverage Ratio (B÷A)	2.50	2.62

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For a quantitative reconciliation of BXP’s Share of EBITDAre – cash, see page 31.

Q3 2026
Consolidated joint ventures
d
as of September 30, 2026
(unaudited and in thousands)

BALANCE SHEET INFORMATION

	343 Madison	767 Fifth Avenue		Norges	Total Consolidated
ASSETS	Avenue [1,2]	(The GM Building) [1]		Joint Ventures [1,3]	Joint Ventures

Real estate, net	$591,259	$3,148,753		$3,245,245	$6,985,257
Cash and cash equivalents	25,921	55,081		212,001	293,003
Other assets	87,231	338,050		503,242	928,523
Total assets	$704,411	$3,541,884		$3,960,488	$8,206,783

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$16,139	$2,297,608		$992,889	$3,306,636
Other liabilities	259,200	53,063		165,087	477,350
Total liabilities	275,339	2,350,671		1,157,976	3,783,986
Equity:
BXP, Inc.	383,715	716,168		1,265,625	2,365,508
Noncontrolling interests	45,357	475,045		1,536,887	2,057,289	[4]
Total equity	429,072	1,191,213		2,802,512	4,422,797
Total liabilities and equity	$704,411	$3,541,884		$3,960,488	$8,206,783

BXP’s nominal ownership percentage	89.45%	60.00%		55.00%

Partners’ share of cash and cash equivalents [5]	$2,736	$22,032		$95,400	$120,168

Partners’ share of consolidated debt [5]	$1,703	$919,053	[6]	$446,800	$1,367,556

_____________
1Certain balances contain amounts that eliminate in consolidation.
2See the Acquisitions and Dispositions section of this Supplemental package on page 14.
3Norges Joint Ventures include 7 Times Square, 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 300 Binney Street and 290 Binney Street.
4Amount excludes certain preferred shareholders’ capital.
5Amounts represent the partners’ share based on their respective ownership percentages.
6Amount adjusted for basis differentials.

Q3 2026
Consolidated joint ventures (continued)
for the three months ended September 30, 2026
(unaudited and in thousands)

RESULTS OF OPERATIONS

	343 Madison	767 Fifth Avenue	Norges	Total Consolidated
	Avenue [1]	(The GM Building)	Joint Ventures [2]	Joint Ventures
Revenue
Lease [3]	$—	$86,821	$139,165	$225,986
Straight-line rent	—	834	10,092	10,926
Fair value lease revenue	—	(27)	—	(27)
Termination income	—	—	—	—
Total lease revenue	—	87,628	149,257	236,885
Parking and other	—	—	3,022	3,022
Insurance proceeds	—	486	—	486
Total rental revenue [4]	—	88,114	152,279	240,393
Expenses
Operating	—	36,390	52,112	88,502
Restoration costs related to insurance claim	—	—	—	—
Net Operating Income (NOI)	—	51,724	100,167	151,891

Other income (expense)
Development and management services revenue	—	—	—	—
Gain from investments in securities	—	—	—	—
Interest and other income	—	494	1,796	2,290
Interest expense	—	(21,395)	(7,718)	(29,113)
Depreciation and amortization expense	—	(18,431)	(35,274)	(53,705)
General and administrative expense	—	(23)	(9)	(32)
Total other income (expense)	—	(39,355)	(41,205)	(80,560)
Net income	$—	$12,369	$58,962	$71,331

FUNDS FROM OPERATIONS (FFO)

BXP’s nominal ownership percentage	89.45%	60.00%	55.00%

	343 Madison	767 Fifth Avenue	Norges	Total Consolidated
Reconciliation of Partners’ share of FFO	Avenue [1]	(The GM Building)	Joint Ventures [2]	Joint Ventures
Net income	$—	$12,369	$58,962	$71,331
Add: Depreciation and amortization expense	—	18,431	35,274	53,705
Entity FFO	$—	$30,800	$94,236	$125,036

Noncontrolling interest in property partnerships (Partners’ NCI) [5]	$—	$3,833	$24,859	$28,692
Partners’ share of depreciation and amortization expense after BXP’s basis differential [5]	—	7,731	16,170	23,901
Partners’ share FFO [5]	$—	$11,564	$41,029	$52,593

Reconciliation of BXP’s share of FFO
BXP’s share of net income adjusted for partners’ NCI	$—	$8,536	$34,103	$42,639
Depreciation and amortization expense - BXP’s basis difference	—	61	743	804
BXP’s share of depreciation and amortization expense	—	10,639	18,361	29,000
BXP’s share of FFO	$—	$19,236	$53,207	$72,443
_____________
1 See the Acquisitions and Dispositions section of this Supplemental package on page 14.
2 Norges Joint Ventures include 7 Times Square, 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 300 Binney Street, and 290 Binney Street.
3 Lease revenue includes recoveries and service income from clients.
4 See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
5 Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q3 2026
Unconsolidated joint ventures [1]

as of September 30, 2026
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP’s Nominal Ownership		Mortgage/Mezzanine/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
Boston
The Hub on Causeway - Podium	50.00%	$48,704	$61,922	April 9, 2031	5.73%	5.94%
100 Causeway Street	50.00%	44,008	168,428	April 9, 2031	5.73%	5.94%
Hub50House	50.00%	35,593	92,110	June 17, 2032	4.43%	4.51%
Hotel Air Rights	50.00%	12,036	—	—	—%	—%
1265 Main Street	50.00%	4,904	15,892	January 1, 2032	3.77%	3.84%
17 Hartwell Avenue [3]	20.00%	16,797	4,156	July 10, 2030	6.75%	6.93%
Los Angeles
Colorado Center	50.00%	13,067	274,925	August 9, 2027	3.56%	3.59%
Beach Cities Media Campus [4]	50.00%	63	—	—	—%	—%
New York
360 Park Avenue South	71.11%	114,662	155,923	December 13, 2027	6.32%	6.63%
Dock 72 [5]	50.00%	81,928	—	—	—%	.
200 Fifth Avenue	26.69%	93,827	153,859	November 24, 2028	4.34%	5.60%
3 Hudson Boulevard [6]	25.00%	106,930	33,619	November 9, 2027	9.41%	10.85%
290 Coles Street - Common Equity [7]	19.46%	19,571	8,980	March 5, 2029	6.21%	6.52%
290 Coles Street - Preferred Equity [8]	—%	70,458	—	—	—%	—%
San Francisco
Platform 16	55.00%	58,338	—	—	—%	—%
Seattle
Safeco Plaza	33.67%	(560)	84,175	November 30, 2028	4.00%	4.09%
Washington, DC
1001 6th Street	50.00%	45,750	—	—	—%	—%
13100 Worldgate Drive	50.00%	16,363	—	—	—%	—%
Wisconsin Place Parking Facility	33.33%	28,570	—	—	—%	—%
500 North Capitol Street, N.W. [9]	30.00%	(2,645)	20,894	September 25, 2031	6.78%	6.86%
Skymark - Reston Next Residential	20.00%	13,776	27,994	November 13, 2026	5.68%	5.70%
13150 Worldgate Drive [10]	20.00%	5,412	—	June 10, 2031	N/A	N/A
		827,552
Investments with deficit balances reflected within Other Liabilities		3,676
Investments in Unconsolidated Joint Ventures		$831,228
Mortgage/Mezzanine/Construction Loans Payable, Net			$1,102,877

Q3 2026
Unconsolidated joint ventures (continued) [1]

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Floating Rate Debt	20.54%	6.37%	7.05%	1.1
Fixed Rate Debt	79.46%	4.50%	4.80%	3.9
Total Debt	100.00%	4.88%	5.26%	3.3

_____________
1Amounts represent BXP’s share based on its ownership percentage.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees, the effects of hedging transactions (if any) and adjustments required under Accounting Standards Codification 805 “Business Combinations” to reflect loans at their fair values (if any).
3The construction financing has a borrowing capacity of $98.7 million.
4The Company completed the sale of the property on September 17, 2025 and is currently in the process of dissolving the joint venture.
5This investment includes a net deficit balance from the amenity joint venture.
6The indebtedness consists of (x) a senior loan with a third-party lender with a principal amount of $108.0 million that bears interest at a variable rate equal to Term SOFR plus 5.25% per annum and (y) a mezzanine loan provided by the Company with a maximum commitment of $50.0 million that bears interest at a variable rate equal to Term SOFR plus 7.25% per annum. As of September 30, 2026, the Company has funded approximately $28.6 million of the mezzanine loan. The loan is reflected as related party notes receivable, net on the Company’s Consolidated Balance Sheets.
7The construction financing has a borrowing capacity of $225.0 million.
8The Company has fully funded the first $65.0 million of required capital through its preferred equity investment accruing at a 13% internal rate of return and is to be redeemed, in full, upon the earlier of two years after stabilization or March 5, 2030.
9The indebtedness consists of (x) a $70.0 million component that bears interest at a fixed rate of 6.78% per annum and (y) a $35.0 million component that bears interest at a variable rate equal to Term SOFR plus 2.00% per annum and as of September 30, 2026, is available to be advanced to the joint venture.
10No amounts have been drawn under the $68.2 million construction facility.

Q3 2026
Unconsolidated joint ventures (continued)
for the three months ended September 30, 2026
(unaudited and in thousands)

RESULTS OF OPERATIONS 1

	Boston	Los Angeles		New York		San Francisco	Seattle	Washington, DC	Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$28,813	$20,828		$13,499		$—	$7,479	$9,445	$80,064
Straight-line rent	(122)	(935)		11,027		—	16	105	10,091
Fair value lease revenue	—	60		329		—	998	—	1,387
Termination income	4,574	—		2,520		—	—	(54)	7,040
Amortization and accretion related to sales-type lease	58	—		—		—	—	—	58
Total lease revenue	33,323	19,953		27,375		—	8,493	9,496	98,640
Parking and other	3	2,193		49		—	620	1,048	3,913
Total rental revenue [3]	33,326	22,146		27,424		—	9,113	10,544	102,553
Expenses
Operating	10,951	8,217		18,190		1,011	3,392	5,705	47,466
Net operating income (loss)	22,375	13,929		9,234		(1,011)	5,721	4,839	55,087

Other income (expense)
Development and management services revenue	—	72		363		—	—	—	435
Interest and other income	388	639		976		(6)	9	200	2,206
Interest expense	(9,488)	(5,052)		(14,850)		—	(2,613)	(3,987)	(35,990)
Transaction costs	—	(1)		—		—	—	(326)	(327)
Depreciation and amortization expense	(8,734)	(5,132)		(10,984)		—	(1,580)	(3,159)	(29,589)
General and administrative expense	(9)	—		(45)		—	(8)	(55)	(117)
Total other income (expense)	(17,843)	(9,474)		(24,540)		(6)	(4,192)	(7,327)	(63,382)
Net income (loss)	$4,532	$4,455		$(15,306)		$(1,017)	$1,529	$(2,488)	$(8,295)

Reconciliation of BXP’s share of Funds from Operations (FFO)
BXP’s share of net income (loss)	$2,268	$2,004		$(4,217)		$(559)	$516	$(618)	$(606)
Basis differential
Straight-line rent	$—	$96	[4]	$94	[4]	$—	$—	$—	$190
Fair value lease revenue	—	15	[4]	232	[4]	—	—	—	247
Interest expense	—	—		(69)		—	—	—	(69)
Fair value interest adjustment	—	—		(260)		—	—	—	(260)
Amortization of financing costs	—	—		111		—	—	—	111
Depreciation and amortization expense	(4)	541	[4]	1,392	[4]	—	(386)	(11)	1,532
Total basis differential	(4)	652	[4]	1,500	[4]	—	(386)	(11)	1,751
Income (loss) from unconsolidated joint ventures	2,264	2,656		(2,717)		(559)	130	(629)	1,145
Add:
BXP’s share of depreciation and amortization expense	4,368	2,025	[4]	3,910	[4]	—	918	826	12,047
BXP’s share of FFO	$6,632	$4,681		$1,193		$(559)	$1,048	$197	$13,192

_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 21-24.
2 Lease revenue includes recoveries and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4 The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.

Q3 2026
Lease expirations - All in-service properties[1,2,3]

as of September 30, 2026

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2026	166,848	154,509	10,291,842	66.61	10,249,370	66.34	0.42%
2027	1,549,672	1,335,257	94,537,369	70.80	95,710,576	71.68	3.59%
2028	2,369,633	1,919,839	173,818,564	90.54	180,101,187	93.81	5.16%
2029	3,620,997	3,155,919	238,975,071	75.72	250,087,307	79.24	8.48%
2030	2,289,036	2,199,414	175,087,933	79.61	183,555,358	83.46	5.91%
2031	2,462,319	2,363,182	210,897,737	89.24	224,380,819	94.95	6.35%
2032	3,004,268	2,756,116	211,156,900	76.61	245,696,332	89.15	7.41%
2033	2,972,917	2,766,128	235,591,879	85.17	267,154,035	96.58	7.43%
2034	3,038,851	2,602,735	238,162,224	91.50	263,444,556	101.22	7.00%
2035	2,387,091	1,907,929	158,121,952	82.88	186,412,506	97.70	5.13%
Thereafter	14,340,702	11,740,816	1,021,902,764	87.04	1,241,374,306	105.73	31.55%

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2026	18,974	18,974	1,150,137	60.62	1,150,137	60.62	0.83%
2027	87,492	73,199	8,560,872	116.95	8,604,674	117.55	3.22%
2028	87,964	86,187	8,327,682	96.62	8,379,606	97.23	3.79%
2029	155,660	150,335	16,305,474	108.46	16,768,315	111.54	6.61%
2030	167,709	131,301	12,938,671	98.54	13,685,261	104.23	5.77%
2031	105,623	96,862	11,751,099	121.32	12,598,465	130.07	4.26%
2032	127,547	120,234	9,791,928	81.44	10,594,485	88.12	5.29%
2033	352,670	319,267	30,235,894	94.70	33,471,968	104.84	14.04%
2034	359,056	262,584	35,734,372	136.09	40,556,210	154.45	11.55%
2035	322,715	285,710	16,134,496	56.47	19,317,759	67.61	12.56%
Thereafter	341,256	290,215	45,657,366	157.32	44,665,858	153.91	12.76%

IN-SERVICE PROPERTIES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2026	185,822	173,483	11,441,979	65.95	11,399,507	65.71	0.44%
2027	1,637,164	1,408,456	103,098,241	73.20	104,315,250	74.06	3.57%
2028	2,457,597	2,006,026	182,146,246	90.80	188,480,793	93.96	5.08%
2029	3,776,657	3,306,254	255,280,545	77.21	266,855,622	80.71	8.37%
2030	2,456,745	2,330,715	188,026,604	80.67	197,240,619	84.63	5.90%
2031	2,567,942	2,460,044	222,648,836	90.51	236,979,284	96.33	6.23%
2032	3,131,815	2,876,350	220,948,828	76.82	256,290,817	89.10	7.29%
2033	3,325,587	3,085,395	265,827,773	86.16	300,626,003	97.44	7.81%
2034	3,397,907	2,865,319	273,896,596	95.59	304,000,766	106.10	7.26%
2035	2,709,806	2,193,639	174,256,448	79.44	205,730,265	93.78	5.56%
Thereafter	14,681,958	12,031,031	1,067,560,130	88.73	1,286,040,164	106.89	30.47%
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q3 2026
Lease expirations - Boston region in-service properties [1,2,3]
as of September 30, 2026

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	108,111	101,615	7,753,981	76.31	7,753,981	76.31
2027	486,639	398,018	25,925,759	65.14	26,211,392	65.85
2028	851,025	823,032	80,895,175	98.29	84,020,896	102.09
2029	1,214,832	1,081,346	77,097,684	71.30	79,703,971	73.71
2030	1,065,543	1,049,664	76,456,292	72.84	80,030,578	76.24
2031	558,597	549,974	39,349,771	71.55	41,855,217	76.10
2032	1,063,444	1,063,444	83,429,892	78.45	101,472,595	95.42
2033	546,896	518,173	42,594,225	82.20	48,741,629	94.06
2034	1,440,056	1,290,448	114,020,252	88.36	126,320,804	97.89
2035	717,734	647,451	57,020,305	88.07	72,724,119	112.32
Thereafter	5,341,304	4,190,280	387,685,479	92.52	474,864,696	113.33

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	7,939	7,939	585,135	73.70	585,135	73.70
2027	20,923	19,897	3,876,998	194.85	3,885,524	195.28
2028	28,550	28,550	3,975,463	139.25	4,061,325	142.25
2029	52,527	51,852	8,042,846	155.11	8,154,514	157.27
2030	95,021	59,046	6,767,843	114.62	6,895,353	116.78
2031	11,243	11,243	1,317,028	117.14	1,400,438	124.56
2032	80,000	73,805	5,793,608	78.50	6,300,672	85.37
2033	287,788	254,385	21,999,248	86.48	24,318,355	95.60
2034	164,155	131,856	11,100,169	84.18	12,112,685	91.86
2035	119,685	119,685	8,539,258	71.35	8,934,147	74.65
Thereafter	157,365	146,854	16,265,302	110.76	22,147,065	150.81

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	116,050	109,554	8,339,116	76.12	8,339,116	76.12
2027	507,562	417,915	29,802,757	71.31	30,096,916	72.02
2028	879,575	851,582	84,870,638	99.66	88,082,221	103.43
2029	1,267,359	1,133,198	85,140,530	75.13	87,858,485	77.53
2030	1,160,564	1,108,710	83,224,135	75.06	86,925,931	78.40
2031	569,840	561,217	40,666,799	72.46	43,255,655	77.07
2032	1,143,444	1,137,249	89,223,500	78.46	107,773,267	94.77
2033	834,684	772,558	64,593,473	83.61	73,059,984	94.57
2034	1,604,211	1,422,304	125,120,421	87.97	138,433,489	97.33
2035	837,419	767,136	65,559,563	85.46	81,658,266	106.45
Thereafter	5,498,669	4,337,134	403,950,781	93.14	497,011,761	114.59
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q3 2026
Quarterly lease expirations - Boston region in-service properties [1,2,3]
as of September 30, 2026

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	—	—	—	—	—	—
Q4 2026	108,111	101,615	7,753,981	76.31	7,753,981	76.31
Total 2026	108,111	101,615	7,753,981	76.31	7,753,981	76.31

Q1 2027	166,698	105,262	7,970,686	75.72	8,057,883	76.55
Q2 2027	64,076	57,123	2,702,816	47.32	2,702,816	47.32
Q3 2027	75,990	58,152	3,078,172	52.93	3,092,865	53.19
Q4 2027	179,875	177,480	12,174,085	68.59	12,357,828	69.63
Total 2027	486,639	398,018	25,925,759	65.14	26,211,392	65.85

RETAIL

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	—	—	—	—	—	—
Q4 2026	7,939	7,939	585,135	73.70	585,135	73.70
Total 2026	7,939	7,939	585,135	73.70	585,135	73.70

Q1 2027	12,331	12,331	2,156,258	174.86	2,156,258	174.86
Q2 2027	3,576	3,261	776,965	238.26	776,965	238.26
Q3 2027	1,315	1,315	407,841	310.15	407,841	310.15
Q4 2027	3,701	2,990	535,935	179.24	544,461	182.09
Total 2027	20,923	19,897	3,876,998	194.85	3,885,524	195.28

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	—	—	—	—	—	—
Q4 2026	116,050	109,554	8,339,116	76.12	8,339,116	76.12
Total 2026	116,050	109,554	8,339,116	76.12	8,339,116	76.12

Q1 2027	179,029	117,593	10,126,944	86.12	10,214,141	86.86
Q2 2027	67,652	60,384	3,479,781	57.63	3,479,781	57.63
Q3 2027	77,305	59,467	3,486,013	58.62	3,500,706	58.87
Q4 2027	183,576	180,470	12,710,020	70.43	12,902,289	71.49
Total 2027	507,562	417,915	29,802,757	71.31	30,096,916	72.02
`
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q3 2026
Lease expirations - Los Angeles region in-service properties [1,2,3]
as of September 30, 2026

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	1,936	1,936	69,696	36.00	69,696	36.00
2027	187,615	94,310	7,149,909	75.81	7,351,458	77.95
2028	270,593	172,796	14,881,735	86.12	15,663,222	90.65
2029	233,322	151,671	9,990,751	65.87	10,665,590	70.32
2030	48,592	48,592	3,092,845	63.65	3,486,818	71.76
2031	7,752	7,752	551,659	71.16	631,775	81.50
2032	267,810	148,844	12,496,556	83.96	14,781,562	99.31
2033	186,894	93,447	8,185,957	87.60	10,414,824	111.45
2034	3,739	3,739	242,624	64.89	298,397	79.81
2035	—	—	—	—	—	—
Thereafter	517,991	517,991	33,677,026	65.01	44,160,204	85.25

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	—	—	—	—	—	—
2027	19,188	9,594	135,600	14.13	135,600	14.13
2028	—	—	—	—	—	—
2029	38,118	38,118	2,385,252	62.58	2,530,404	66.38
2030	11,364	11,364	1,322,144	116.34	1,450,598	127.65
2031	—	—	—	—	—	—
2032	—	—	—	—	—	—
2033	—	—	—	—	—	—
2034	19,993	9,997	248,508	24.86	248,508	24.86
2035	8,043	8,043	658,143	81.83	801,309	99.63
Thereafter	5,827	5,827	543,744	93.31	650,299	111.60

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	1,936	1,936	69,696	36.00	69,696	36.00
2027	206,803	103,904	7,285,509	70.12	7,487,058	72.06
2028	270,593	172,796	14,881,735	86.12	15,663,222	90.65
2029	271,440	189,789	12,376,003	65.21	13,195,994	69.53
2030	59,956	59,956	4,414,989	73.64	4,937,416	82.35
2031	7,752	7,752	551,659	71.16	631,775	81.50
2032	267,810	148,844	12,496,556	83.96	14,781,562	99.31
2033	186,894	93,447	8,185,957	87.60	10,414,824	111.45
2034	23,732	13,736	491,132	35.76	546,905	39.82
2035	8,043	8,043	658,143	81.83	801,309	99.63
Thereafter	523,818	523,818	34,220,770	65.33	44,810,503	85.55
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q3 2026
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]
as of September 30, 2026

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	—	—	—	—	—	—
Q4 2026	1,936	1,936	69,696	36.00	69,696	36.00
Total 2026	1,936	1,936	69,696	36.00	69,696	36.00

Q1 2027	174,115	87,058	6,936,602	79.68	7,136,138	81.97
Q2 2027	12,496	6,248	146,203	23.40	146,203	23.40
Q3 2027	1,004	1,004	67,104	66.84	69,117	68.84
Q4 2027	—	—	—	—	—	—
Total 2027	187,615	94,310	7,149,909	75.81	7,351,458	77.95

RETAIL

BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	—	—	—	—	—	—
Q4 2026	—	—	—	—	—	—
Total 2026	—	—	—	—	—	—

Q1 2027	—	—	—	—	—	—
Q2 2027	—	—	—	—	—	—
Q3 2027	19,188	9,594	135,600	14.13	135,600	14.13
Q4 2027	—	—	—	—	—	—
Total 2027	19,188	9,594	135,600	14.13	135,600	14.13

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	—	—	—	—	—	—
Q4 2026	1,936	1,936	69,696	36.00	69,696	36.00
Total 2026	1,936	1,936	69,696	36.00	69,696	36.00

Q1 2027	174,115	87,058	6,936,602	79.68	7,136,138	81.97
Q2 2027	12,496	6,248	146,203	23.40	146,203	23.40
Q3 2027	20,192	10,598	202,704	19.13	204,717	19.32
Q4 2027	—	—	—	—	—	—
Total 2027	206,803	103,904	7,285,509	70.12	7,487,058	72.06
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q3 2026
Lease expirations - New York region in-service properties [1,2,3]
as of September 30, 2026

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	10,943	10,943	373,944	34.17	331,059	30.25
2027	347,638	315,149	16,570,106	52.58	16,574,794	52.59
2028	233,127	212,483	17,590,494	82.79	17,800,742	83.78
2029	1,012,396	793,504	64,570,687	81.37	68,689,982	86.57
2030	580,429	515,919	49,210,451	95.38	49,593,966	96.13
2031	592,703	523,916	47,531,646	90.72	48,394,180	92.37
2032	409,283	293,446	22,156,522	75.50	23,561,898	80.29
2033	561,986	477,367	51,099,533	107.04	56,310,810	117.96
2034	1,133,412	846,904	91,374,781	107.89	98,218,857	115.97
2035	1,071,989	703,421	69,989,985	99.50	76,322,933	108.50
Thereafter	4,876,950	3,566,916	343,842,444	96.40	395,011,168	110.74

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	—	—	—	—	—	—
2027	12,121	8,448	2,778,747	328.92	2,778,747	328.92
2028	3,538	1,761	498,443	283.05	426,741	242.33
2029	10,883	6,977	2,192,643	314.27	2,172,092	311.32
2030	3,439	3,439	519,818	151.15	620,962	180.56
2031	22,897	16,581	5,595,877	337.50	6,042,230	364.42
2032	7,599	6,481	935,098	144.28	1,034,681	159.64
2033	20,928	20,928	4,554,233	217.61	5,114,292	244.38
2034	139,214	85,037	22,010,528	258.83	25,615,841	301.23
2035	104,171	70,287	4,437,020	63.13	5,911,608	84.11
Thereafter	119,050	78,520	24,434,509	311.19	16,553,254	210.82

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	10,943	10,943	373,944	34.17	331,059	30.25
2027	359,759	323,597	19,348,853	59.79	19,353,541	59.81
2028	236,665	214,244	18,088,937	84.43	18,227,483	85.08
2029	1,023,279	800,481	66,763,330	83.40	70,862,074	88.52
2030	583,868	519,358	49,730,269	95.75	50,214,928	96.69
2031	615,600	540,497	53,127,523	98.29	54,436,410	100.72
2032	416,882	299,927	23,091,620	76.99	24,596,579	82.01
2033	582,914	498,295	55,653,766	111.69	61,425,102	123.27
2034	1,272,626	931,941	113,385,309	121.67	123,834,698	132.88
2035	1,176,160	773,708	74,427,005	96.20	82,234,541	106.29
Thereafter	4,996,000	3,645,436	368,276,953	101.02	411,564,422	112.90
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q3 2026
Quarterly lease expirations - New York region in-service properties [1,2,3]
as of September 30, 2026

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	—	—	—	—	—	—
Q4 2026	10,943	10,943	373,944	34.17	331,059	30.25
Total 2026	10,943	10,943	373,944	34.17	331,059	30.25

Q1 2027	4,762	4,762	449,810	94.46	449,810	94.46
Q2 2027	200,837	197,880	7,789,159	39.36	7,790,494	39.37
Q3 2027	59,347	59,347	2,515,116	42.38	2,517,520	42.42
Q4 2027	82,692	53,160	5,816,021	109.41	5,816,970	109.42
Total 2027	347,638	315,149	16,570,106	52.58	16,574,794	52.59

RETAIL

BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	—	—	—	—	—	—
Q4 2026	—	—	—	—	—	—
Total 2026	—	—	—	—	—	—

Q1 2027	12,121	8,448	2,778,747	328.92	2,778,747	328.92
Q2 2027	—	—	—	—	—	—
Q3 2027	—	—	—	—	—	—
Q4 2027	—	—	—	—	—	—
Total 2027	12,121	8,448	2,778,747	328.92	2,778,747	328.92

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	—	—	—	—	—	—
Q4 2026	10,943	10,943	373,944	34.17	331,059	30.25
Total 2026	10,943	10,943	373,944	34.17	331,059	30.25

Q1 2027	16,883	13,210	3,228,557	244.40	3,228,557	244.40
Q2 2027	200,837	197,880	7,789,159	39.36	7,790,494	39.37
Q3 2027	59,347	59,347	2,515,116	42.38	2,517,520	42.42
Q4 2027	82,692	53,160	5,816,021	109.41	5,816,970	109.42
Total 2027	359,759	323,597	19,348,853	59.79	19,353,541	59.81
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q3 2026
Lease expirations - San Francisco region in-service properties [1,2,3]
as of September 30, 2026

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	7,925	7,925	511,990	64.60	511,990	64.60
2027	310,542	310,542	31,598,525	101.75	32,038,509	103.17
2028	378,365	378,365	42,288,972	111.77	43,600,232	115.23
2029	671,435	671,435	61,532,694	91.64	63,990,131	95.30
2030	414,707	414,707	36,371,024	87.70	39,671,144	95.66
2031	993,604	993,604	107,602,521	108.30	115,743,451	116.49
2032	518,951	518,951	43,011,444	82.88	49,081,597	94.58
2033	689,297	689,297	74,957,225	108.74	82,955,622	120.35
2034	161,732	161,732	14,939,700	92.37	17,770,531	109.88
2035	21,961	21,961	2,539,576	115.64	3,400,064	154.82
Thereafter	714,986	714,986	72,358,351	101.20	96,127,917	134.45

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	9,382	9,382	446,254	47.56	446,254	47.56
2027	16,140	16,140	828,710	51.35	860,658	53.32
2028	22,240	22,240	1,543,681	69.41	1,564,066	70.33
2029	4,967	4,967	337,971	68.04	423,127	85.19
2030	19,864	19,864	1,563,763	78.72	1,853,174	93.29
2031	21,244	21,244	1,644,440	77.41	1,777,920	83.69
2032	6,357	6,357	453,813	71.39	492,688	77.50
2033	21,063	21,063	2,115,389	100.43	2,277,507	108.13
2034	—	—	—	—	—	—
2035	—	—	—	—	—	—
Thereafter	7,996	7,996	486,672	60.86	552,671	69.12

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	17,307	17,307	958,244	$55.37	958,244	55.37
2027	326,682	326,682	32,427,235	99.26	32,899,167	100.71
2028	400,605	400,605	43,832,653	109.42	45,164,298	112.74
2029	676,402	676,402	61,870,665	91.47	64,413,258	95.23
2030	434,571	434,571	37,934,787	87.29	41,524,318	95.55
2031	1,014,848	1,014,848	109,246,961	107.65	117,521,371	115.80
2032	525,308	525,308	43,465,257	82.74	49,574,285	94.37
2033	710,360	710,360	77,072,614	108.50	85,233,129	119.99
2034	161,732	161,732	14,939,700	92.37	17,770,531	109.88
2035	21,961	21,961	2,539,576	115.64	3,400,064	154.82
Thereafter	722,982	722,982	72,845,023	100.76	96,680,588	133.72
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q3 2026
Quarterly lease expirations - San Francisco region in-service properties [1,2,3]
as of September 30, 2026

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	—	—	—	—	—	—
Q4 2026	7,925	7,925	511,990	64.60	511,990	64.60
Total 2026	7,925	7,925	511,990	64.60	511,990	64.60

Q1 2027	65,086	65,086	6,144,262	94.40	6,232,913	95.76
Q2 2027	—	—	—	—	—	—
Q3 2027	73,512	73,512	6,845,935	93.13	6,873,397	93.50
Q4 2027	171,944	171,944	18,608,328	108.22	18,932,199	110.11
Total 2027	310,542	310,542	31,598,525	101.75	32,038,509	103.17

RETAIL

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	—	—	—	—	—	—
Q4 2026	9,382	9,382	446,254	47.56	446,254	47.56
Total 2026	9,382	9,382	446,254	47.56	446,254	47.56

Q1 2027	1,275	1,275	34,908	27.38	34,908	27.38
Q2 2027	7,246	7,246	164,254	22.67	195,710	27.01
Q3 2027	5,793	5,793	480,482	82.94	480,482	82.94
Q4 2027	1,826	1,826	149,067	81.64	149,558	81.90
Total 2027	16,140	16,140	828,710	51.35	860,658	53.32

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	—	—	—	—	—	—
Q4 2026	17,307	17,307	958,244	55.37	958,244	55.37
Total 2026	17,307	17,307	958,244	55.37	958,244	55.37

Q1 2027	66,361	66,361	6,179,170	93.11	6,267,821	94.45
Q2 2027	7,246	7,246	164,254	22.67	195,710	27.01
Q3 2027	79,305	79,305	7,326,417	92.38	7,353,879	92.73
Q4 2027	173,770	173,770	18,757,395	107.94	19,081,757	109.81
Total 2027	326,682	326,682	32,427,235	99.26	32,899,167	100.71
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q3 2026
Lease expirations - Seattle region in-service properties [1,2,3]
as of September 30, 2026

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	20,894	15,051	670,057	44.52	670,470	44.55
2027	59,769	59,769	3,572,847	59.78	3,636,660	60.85
2028	494,343	192,324	9,853,025	51.23	10,221,853	53.15
2029	325,705	294,656	16,521,325	56.07	17,195,111	58.36
2030	34,778	34,778	2,031,860	58.42	2,194,108	63.09
2031	62,686	47,705	2,311,653	48.46	2,600,013	54.50
2032	118,280	104,931	7,130,402	67.95	7,896,861	75.26
2033	—	—	—	—	—	—
2034	—	—	—	—	—	—
2035	60,774	20,463	1,505,083	73.55	1,809,319	88.42
Thereafter	131,625	131,625	8,485,654	64.47	10,906,593	82.86

RETAIL

BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	—	—	—	—	—	—
2027	—	—	—	—	—	—
2028	945	945	56,413	59.70	56,413	59.70
2029	1,121	377	7,306	19.36	7,306	19.36
2030	653	220	5,302	24.11	5,578	25.37
2031	6,734	4,289	303,969	70.87	323,476	75.42
2032	—	—	—	—	—	—
2033	—	—	—	—	—	—
2034	—	—	—	—	—	—
2035	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	20,894	15,051	670,057	44.52	670,470	44.55
2027	59,769	59,769	3,572,847	59.78	3,636,660	60.85
2028	495,288	193,269	9,909,438	51.27	10,278,266	53.18
2029	326,826	295,033	16,528,631	56.02	17,202,417	58.31
2030	35,431	34,998	2,037,162	58.21	2,199,686	62.85
2031	69,420	51,994	2,615,622	50.31	2,923,489	56.23
2032	118,280	104,931	7,130,402	67.95	7,896,861	75.26
2033	—	—	—	—	—	—
2034	—	—	—	—	—	—
2035	60,774	20,463	1,505,083	73.55	1,809,319	88.42
Thereafter	131,625	131,625	8,485,654	64.47	10,906,593	82.86
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q3 2026
Quarterly lease expirations - Seattle region in-service properties [1,2,3]
as of September 30, 2026

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	—	—	—	—	—	—
Q4 2026	20,894	15,051	670,057	44.52	670,470	44.55
Total 2026	20,894	15,051	670,057	44.52	670,470	44.55

Q1 2027	—	—	—	—	—	—
Q2 2027	3,317	3,317	204,787	61.74	204,787	61.74
Q3 2027	12,172	12,172	728,635	59.86	744,093	61.13
Q4 2027	44,280	44,280	2,639,425	59.61	2,687,780	60.70
Total 2027	59,769	59,769	3,572,847	59.78	3,636,660	60.85

RETAIL

BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	—	—	—	—	—	—
Q4 2026	—	—	—	—	—	—
Total 2026	—	—	—	—	—	—

Q1 2027	—	—	—	—	—	—
Q2 2027	—	—	—	—	—	—
Q3 2027	—	—	—	—	—	—
Q4 2027	—	—	—	—	—	—
Total 2027	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	—	—	—	—	—	—
Q4 2026	20,894	15,051	670,057	44.52	670,470	44.55
Total 2026	20,894	15,051	670,057	44.52	670,470	44.55

Q1 2027	—	—	—	—	—	—
Q2 2027	3,317	3,317	204,787	61.74	204,787	61.74
Q3 2027	12,172	12,172	728,635	59.86	744,093	61.13
Q4 2027	44,280	44,280	2,639,425	59.61	2,687,780	60.70
Total 2027	59,769	59,769	3,572,847	59.78	3,636,660	60.85
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q3 2026
Lease expirations - Washington, DC region in-service properties [1,2,3]
as of September 30, 2026

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	17,039	17,039	912,174	53.53	912,174	53.53
2027	157,469	157,469	9,720,223	61.73	9,897,763	62.86
2028	142,180	140,839	8,309,163	59.00	8,794,242	62.44
2029	163,307	163,307	9,261,930	56.71	9,842,522	60.27
2030	144,987	135,754	7,925,461	58.38	8,578,744	63.19
2031	246,977	240,231	13,550,487	56.41	15,156,183	63.09
2032	626,500	626,500	42,932,084	68.53	48,901,819	78.06
2033	987,844	987,844	58,754,939	59.48	68,731,150	69.58
2034	299,912	299,912	17,584,867	58.63	20,835,967	69.47
2035	514,633	514,633	27,067,003	52.59	32,156,071	62.48
Thereafter	2,757,846	2,619,018	175,853,810	67.14	220,303,728	84.12

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	1,653	1,653	118,748	71.84	118,748	71.84
2027	19,120	19,120	940,817	49.21	944,145	49.38
2028	32,691	32,691	2,253,682	68.94	2,271,061	69.47
2029	48,044	48,044	3,339,456	69.51	3,480,872	72.45
2030	37,368	37,368	2,759,801	73.85	2,859,596	76.53
2031	43,505	43,505	2,889,785	66.42	3,054,401	70.21
2032	33,591	33,591	2,609,409	77.68	2,766,444	82.36
2033	22,891	22,891	1,567,024	68.46	1,761,814	76.97
2034	35,694	35,694	2,375,167	66.54	2,579,176	72.26
2035	90,816	87,695	2,500,075	28.51	3,670,695	41.86
Thereafter	51,018	51,018	3,927,139	76.98	4,762,569	93.35

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	18,692	18,692	1,030,922	55.15	1,030,922	55.15
2027	176,589	176,589	10,661,040	60.37	10,841,908	61.40
2028	174,871	173,530	10,562,845	60.87	11,065,303	63.77
2029	211,351	211,351	12,601,386	59.62	13,323,394	63.04
2030	182,355	173,122	10,685,262	61.72	11,438,340	66.07
2031	290,482	283,736	16,440,272	57.94	18,210,584	64.18
2032	660,091	660,091	45,541,493	68.99	51,668,263	78.27
2033	1,010,735	1,010,735	60,321,963	59.68	70,492,964	69.74
2034	335,606	335,606	19,960,034	59.47	23,415,143	69.77
2035	605,449	602,328	29,567,078	49.09	35,826,766	59.48
Thereafter	2,808,864	2,670,036	179,780,949	67.33	225,066,297	84.29
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q3 2026
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]
as of September 30, 2026

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	—	—	—	—	—	—
Q4 2026	17,039	17,039	912,174	53.53	912,174	53.53
Total 2026	17,039	17,039	912,174	53.53	912,174	53.53

Q1 2027	13,199	13,199	832,818	63.10	832,818	63.10
Q2 2027	24,974	24,974	1,390,151	55.66	1,412,052	56.54
Q3 2027	78,086	78,086	5,006,291	64.11	5,082,784	65.09
Q4 2027	41,210	41,210	2,490,963	60.45	2,570,109	62.37
Total 2027	157,469	157,469	9,720,223	61.73	9,897,763	62.86

RETAIL

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	—	—	—	—	—	—
Q4 2026	1,653	1,653	118,748	71.84	118,748	71.84
Total 2026	1,653	1,653	118,748	71.84	118,748	71.84

Q1 2027	7,588	7,588	439,897	57.97	439,897	57.97
Q2 2027	1,969	1,969	119,082	60.48	119,082	60.48
Q3 2027	8,733	8,733	339,837	38.91	343,166	39.30
Q4 2027	830	830	42,000	50.60	42,000	50.60
Total 2027	19,120	19,120	940,817	49.21	944,145	49.38

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	—	—	—	—	—	—
Q4 2026	18,692	18,692	1,030,922	55.15	1,030,922	55.15
Total 2026	18,692	18,692	1,030,922	55.15	1,030,922	55.15

Q1 2027	20,787	20,787	1,272,715	61.23	1,272,715	61.23
Q2 2027	26,943	26,943	1,509,233	56.02	1,531,134	56.83
Q3 2027	86,819	86,819	5,346,128	61.58	5,425,950	62.50
Q4 2027	42,040	42,040	2,532,963	60.25	2,612,109	62.13
Total 2027	176,589	176,589	10,661,040	60.37	10,841,908	61.40
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q3 2026
Lease expirations - CBD properties [1,2,3]
as of September 30, 2026

Boston

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	31,666	25,170	1,535,421	61.00	1,535,421	61.00
2027	148,322	119,015	10,791,496	90.67	10,868,638	91.32
2028	593,432	565,439	68,072,627	120.39	70,861,832	125.32
2029	765,366	631,205	58,308,421	92.38	60,228,955	95.42
2030	1,019,943	968,089	73,989,057	76.43	77,075,107	79.62
2031	56,415	47,792	4,535,149	94.89	4,907,920	102.69
2032	916,347	910,152	77,258,272	84.89	94,748,785	104.10
2033	612,746	550,620	48,893,894	88.80	55,097,378	100.06
2034	1,266,595	1,084,688	99,739,354	91.95	109,576,048	101.02
2035	774,303	704,020	60,726,122	86.26	76,089,428	108.08
Thereafter	5,028,502	3,866,968	385,657,195	99.73	472,693,766	122.24

Los Angeles

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	1,936	1,936	69,696	36	69,696	36.00
2027	206,803	103,904	7,285,509	70.12	7,487,058	72.06
2028	270,593	172,796	14,881,735	86.12	15,663,222	90.65
2029	271,440	189,789	12,376,003	65.21	13,195,994	69.53
2030	59,956	59,956	4,414,989	73.64	4,937,416	82.35
2031	7,752	7,752	551,659	71.16	631,775	81.50
2032	267,810	148,844	12,496,556	83.96	14,781,562	99.31
2033	186,894	93,447	8,185,957	87.60	10,414,824	111.45
2034	23,732	13,736	491,132	35.76	546,905	39.82
2035	8,043	8,043	658,143	81.83	801,309	99.63
Thereafter	523,818	523,818	34,220,770	65.33	44,810,503	85.55

New York

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	—	—	—	—	—	—
2027	109,941	73,779	9,917,895	134.43	9,917,895	134.43
2028	133,651	111,230	13,864,129	124.64	14,116,755	126.92
2029	818,812	596,014	59,311,797	99.51	63,186,364	106.01
2030	457,550	393,040	44,518,489	113.27	44,802,741	113.99
2031	446,993	371,889	45,888,010	123.39	47,113,580	126.69
2032	320,458	203,503	19,459,160	95.62	20,750,481	101.97
2033	505,000	420,381	52,770,908	125.53	58,298,785	138.68
2034	1,232,257	891,572	111,767,776	125.36	122,143,103	137.00
2035	1,014,604	612,152	67,874,284	110.88	74,967,641	122.47
Thereafter	4,592,429	3,241,866	352,384,121	108.70	393,958,988	121.52

Q3 2026
Lease expirations - CBD properties (continued) [1,2,3]
as of September 30, 2026

San Francisco

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	13,107	13,107	721,904	55.08	721,904	55.08
2027	306,338	306,338	30,996,598	101.18	31,468,530	102.72
2028	350,516	350,516	40,748,193	116.25	41,930,575	119.63
2029	595,191	595,191	56,185,217	94.40	59,446,437	99.88
2030	306,061	306,061	29,594,215	96.69	32,504,412	106.20
2031	961,427	961,427	106,293,036	110.56	113,959,162	118.53
2032	456,101	456,101	39,453,153	86.50	45,795,629	100.41
2033	710,360	710,360	77,072,614	108.50	85,233,129	119.99
2034	161,732	161,732	14,939,700	92.37	17,770,531	109.88
2035	21,961	21,961	2,539,576	115.64	3,400,064	154.82
Thereafter	722,982	722,982	72,845,023	100.76	96,680,588	133.72

Seattle

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	20,894	15,051	670,057	44.52	670,470	44.55
2027	59,769	59,769	3,572,847	59.78	3,636,660	60.85
2028	495,288	193,269	9,909,438	51.27	10,278,266	53.18
2029	326,826	295,033	16,528,632	56.02	17,202,417	58.31
2030	35,431	34,998	2,037,162	58.21	2,199,685	62.85
2031	69,420	51,994	2,615,622	50.31	2,923,490	56.23
2032	118,280	104,931	7,130,402	67.95	7,896,861	75.26
2033	—	—	—	—	—	—
2034	—	—	—	—	—	—
2035	60,774	20,463	1,505,083	73.55	1,809,319	88.42
Thereafter	131,625	131,625	8,485,654	64.47	10,906,593	82.86

Washington, DC

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	14,739	14,739	864,733	58.67	864,733	58.67
2027	172,712	172,712	10,494,611	60.76	10,675,479	61.81
2028	174,871	173,530	10,562,845	60.87	11,065,303	63.77
2029	200,341	200,341	12,209,118	60.94	12,900,940	64.39
2030	158,303	149,070	9,751,941	65.42	10,428,248	69.96
2031	273,682	266,936	15,829,295	59.30	17,529,371	65.67
2032	658,118	658,118	45,472,931	69.10	51,590,685	78.39
2033	1,010,735	1,010,735	60,321,962	59.68	70,492,964	69.74
2034	327,144	327,144	19,620,430	59.97	23,011,921	70.34
2035	605,449	602,328	29,567,078	49.09	35,826,766	59.48
Thereafter	2,796,015	2,657,187	179,324,810	67.49	224,565,186	84.51

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q3 2026
Lease expirations - Suburban properties [1,2,3]
as of September 30, 2026

Boston

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	84,384	84,384	6,803,694	80.63	6,803,694	80.63
2027	359,240	298,900	19,011,261	63.60	19,228,278	64.33
2028	286,143	286,143	16,798,011	58.70	17,220,389	60.18
2029	501,993	501,993	26,832,109	53.45	27,629,530	55.04
2030	140,621	140,621	9,235,078	65.67	9,850,824	70.05
2031	513,425	513,425	36,131,650	70.37	38,347,735	74.69
2032	227,097	227,097	11,965,228	52.69	13,024,483	57.35
2033	221,938	221,938	15,699,579	70.74	17,962,606	80.94
2034	337,616	337,616	25,381,066	75.18	28,857,441	85.47
2035	63,116	63,116	4,833,442	76.58	5,568,839	88.23
Thereafter	470,167	470,167	18,293,586	38.91	24,317,994	51.72

New York

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	10,943	10,943	373,944	34.17	331,059	30.25
2027	249,818	249,818	9,430,958	37.75	9,435,646	37.77
2028	103,014	103,014	4,224,809	41.01	4,110,728	39.90
2029	204,467	204,467	7,451,533	36.44	7,675,710	37.54
2030	126,318	126,318	5,211,780	41.26	5,412,187	42.85
2031	168,607	168,607	7,239,513	42.94	7,322,830	43.43
2032	96,424	96,424	3,632,459	37.67	3,846,098	39.89
2033	77,914	77,914	2,882,859	37.00	3,126,317	40.13
2034	40,369	40,369	1,617,534	40.07	1,691,595	41.90
2035	161,556	161,556	6,552,721	40.56	7,266,901	44.98
Thereafter	403,571	403,571	15,892,832	39.38	17,605,434	43.62

San Francisco

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	4,200	4,200	236,340	56.27	236,340	56.27
2027	20,344	20,344	1,430,638	70.32	1,430,638	70.32
2028	50,089	50,089	3,084,459	61.58	3,233,723	64.56
2029	81,211	81,211	5,685,449	70.01	4,966,821	61.16
2030	128,510	128,510	8,340,572	64.90	9,019,906	70.19
2031	53,421	53,421	2,953,924	55.30	3,562,209	66.68
2032	69,207	69,207	4,012,103	57.97	3,778,656	54.60
2033	—	—	—	—	—	—
2034	—	—	—	—	—	—
2035	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

Q3 2026
Lease expirations - Suburban properties (continued) [1,2,3]
as of September 30, 2026

Washington, DC

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	3,953	3,953	166,189	42.04	166,189	42.04
2027	3,877	3,877	166,429	42.93	166,429	42.93
2028	—	—	—	—	—	—
2029	11,010	11,010	392,268	35.63	422,454	38.37
2030	24,052	24,052	933,320	38.80	1,010,092	42.00
2031	16,800	16,800	610,977	36.37	681,213	40.55
2032	1,973	1,973	68,562	34.75	77,578	39.32
2033	—	—	—	—	—	—
2034	8,462	8,462	339,604	40.13	403,223	47.65
2035	—	—	—	—	—	—
Thereafter	12,849	12,849	456,140	35.50	501,111	39.00

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q3 2026
Research coverage
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed below are those analysts that, according to Thomson Reuters Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by the analysts listed below do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference below imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Bank of America Merrill Lynch	Jeffrey Spector / Jana Galan	646.855.1363 / 646.855.5042
Barclays	Brendan Lynch	212.526.9428
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Cantor	Richard Anderson	929.441.6927
Citi	Nicholas Joseph / Seth Bergey	212.816.1909 / 212.816.2066
Deutsche Bank	Omotayo Okusanya	212.250.9284
Evercore ISI	Steve Sakwa	212.446.9462
Goldman Sachs	Caitlin Burrows	212.902.4736
Green Street Advisors	Dylan Burzinski	949.640.8780
Jefferies	Joe Dickstein	212.778.8771
J.P. Morgan Securities	Anthony Paolone	212.622.6682
Keybanc Capital Market	Todd Thomas / Upal Rana	917.368.2286 / 917.368.2316
Ladenburg Thalmann	Floris van Dijkum	212.409.2075
Mizuho Securities	Vikram Malhotra	212.209.9300
Morgan Stanley	Ronald Kamdem	212.296.8319
Piper Sandler Companies	Alexander Goldfarb	212.466.7937
Scotiabank GBM	Nicholas Yulico	212.225.6904
Truist Securities	Michael Lewis	212.319.5659
UBS US Equity Research	Michael Goldsmith	212.713.2951
Wells Fargo Securities	Blaine Heck	410.662.2556
Wolfe Research	Ally Yaseen	646.582.9253

Debt Research Coverage
Barclays	Srinjoy Banerjee	212.526.3521
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605
Wells Fargo	Kevin McClure	704.410.1100

Rating Agencies
Moody’s Investors Service	Dilara Sukhov	212.553.1438
Standard & Poor’s	Michael Souers	212.438.2508

Q3 2026
Definitions
This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company presents “BXP’s Share” of certain non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 60.
The Company may also present "BXP's Share" of certain operating metrics, such as occupancy and leased percentages based upon square footage. Amounts are calculated based on our consolidated portfolio square feet, plus our share of the square feet from the unconsolidated joint venture properties (calculated based on our ownership percentage), minus our partners’ share of square feet from our consolidated joint venture properties (calculated based upon the partners’ percentage ownership interests).
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company’s Consolidated Debt plus (y) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, and (5) common units issuable upon conversion of 2013-2023 MYLTIP Units that were issued in the form of LTIP Units. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards or Outperformance Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2024, 2025 and 2026 MYLTIP Units and 2025 Outperformance Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like BXP, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Q3 2026
Definitions (continued)

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates EBITDAre as net income (loss) attributable to BXP, Inc, the most directly comparable GAAP financial measure, plus net (income) loss attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment losses and adjustments to reflect the Company’s share of EBITDAre from unconsolidated joint ventures less gains (losses) on sales of real estate and sales-type leases. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net income (loss) attributable to BXP, Inc.
In some cases the Company also presents (A) BXP’s Share of EBITDAre – cash, which is BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion of sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP’s Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company’s computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income (loss) attributable to BXP, Inc. as presented in the Company’s consolidated financial statements. EBITDAre should not be considered a substitute to net income (loss) attributable to BXP, Inc. in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions less hedge amortization and amortization of financing costs. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, which is defined on the following page, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation and amortization, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment (excluding prepaid ground rent expense), hedge amortization, fair value interest adjustment, fair value lease revenue and amortization and accretion related to sales type lease receivable, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to BXP, Inc.’s co determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q3 2026
Definitions (continued)

Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income attributable to BXP, Inc. (computed in accordance with GAAP) for gains (or losses) from sales of properties or a change in control, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales or a change in control of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.
The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income attributable to BXP, Inc. as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income attributable to BXP, Inc. (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures. A property will no longer be considered “in-service” when the occupied percentage is below 50% and the Company anticipates a future development/redevelopment of the property.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP’s Share of EBITDAre – cash divided by Adjusted interest expense. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP’s Share of interest expense less (1) BXP’s Share of hedge amortization, (2) BXP’s Share of fair value interest adjustment and (3) BXP’s Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP’s Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company’s ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like BXP, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) (if any). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that (1) BXP’s Share of Debt is utilized instead of the Company’s consolidated debt after eliminating BXP’s Share of the related party note receivable and (2) BXP’s Share of cash is utilized instead of consolidated cash. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q3 2026
Definitions (continued)

Net Operating Income (NOI)
Net operating income (NOI) is a non-GAAP financial measure equal to net income (loss) attributable to BXP, Inc., the most directly comparable GAAP financial measure, plus (1) net (income) loss attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, depreciation and amortization expense, impairment losses, loss from early extinguishment of debt, and interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, gains (losses) on sales of real estate or sales type leases, gains (losses) from investments in securities, unrealized gain (loss) on non-real estate investments, and interest and other income. In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease, straight-line ground rent expense adjustment (excluding prepaid ground rent), prepaid ground rent expense and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income (loss). For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues, amortization and accretion related to sales type lease receivable and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent and amortization and accretion related to sale type lease receivable provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from clients under existing leases. These amounts exclude rent abatements.
Rental Revenue
Rental Revenue is equal to Total revenue, the most directly comparable GAAP financial measure, less development and management services revenue and direct reimbursements of payroll and related costs from management services contracts. The Company uses Rental Revenue internally as a performance measure and in calculating other non-GAAP financial measures (e.g., NOI), which provides investors with information regarding our performance that is not immediately apparent from the comparable non-GAAP measures and allows investors to compare operating performance between periods. The Company also presents Rental Revenue (excluding termination income) because termination income can distort the results for any given period because it generally represents multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and does not reflect the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in or held for development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 21 - 24 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”

Q3 2026
Reconciliations
(unaudited and in thousands)

BXP’s Share of select items
	Three Months Ended
	30-Sep-26	30-Jun-26
Revenue	$911,431	$895,699
Partners’ share of revenue from consolidated joint ventures (JVs)	(103,772)	(99,659)
BXP’s share of revenue from unconsolidated JVs	46,628	42,596
BXP’s Share of revenue	$854,287	$838,636

Straight-line rent	$46,907	$3,570
Partners’ share of straight-line rent from consolidated JVs	(4,875)	11,804
BXP’s share of straight-line rent from unconsolidated JVs	4,509	4,022
BXP’s Share of straight-line rent	$46,541	$19,396

Fair value lease revenue [1]	$2,151	$2,168
Partners’ share of fair value lease revenue from consolidated JVs [1]	11	11
BXP’s share of fair value lease revenue from unconsolidated JVs [1]	701	685
BXP’s Share of fair value lease revenue [1]	$2,863	$2,864

Lease termination income	$3,333	$2,828
Partners’ share of termination income from consolidated JVs	—	(23)
BXP’s share of termination income from unconsolidated JVs	3,667	—
BXP’s Share of termination income	$7,000	$2,805

Non-cash termination income adjustment	$(604)	$(2,306)
Partners’ share of non-cash termination income adjustment from consolidated JVs	—	—
BXP’s share of non-cash termination income adjustment from unconsolidated JVs	(3,772)	—
BXP’s Share of non-cash termination income adjustment	$(4,376)	$(2,306)

Hedge amortization, net of costs	$1,002	$1,590
Partners’ share of hedge amortization, net of costs from consolidated JVs	(144)	(144)
BXP’s share of hedge amortization, net of costs from unconsolidated JVs	19	268
BXP’s Share of hedge amortization, net of costs	$877	$1,714

Straight-line ground rent expense adjustment	$(5,511)	$(4,016)
Partners’ share of straight-line ground rent expense adjustment from consolidated JVs	—	—
BXP’s share of straight-line ground rent expense adjustment from unconsolidated JVs	120	121
BXP’s Share of straight-line ground rent expense adjustment	$(5,391)	$(3,895)

Depreciation and amortization	$228,679	$236,977
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(23,901)	(23,336)
BXP’s share of depreciation and amortization from unconsolidated JVs	12,047	12,716
BXP’s Share of depreciation and amortization	$216,825	$226,357

Lease transaction costs that qualify as rent inducements [2]	$3,838	$4,072
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated JVs [2]	—	(1)
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [2]	155	—
BXP’s Share of lease transaction costs that qualify as rent inducements [2]	$3,993	$4,071

2nd generation tenant improvements and leasing commissions	$128,822	$159,624
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(13,013)	(7,008)
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	2,181	392
BXP’s Share of 2nd generation tenant improvements and leasing commissions	$117,990	$153,008

Maintenance capital expenditures [3]	$14,752	$15,936
Partners’ share of maintenance capital expenditures from consolidated JVs [3]	(1,052)	(1,891)
BXP’s share of maintenance capital expenditures from unconsolidated JVs [3]	453	572
BXP’s Share of maintenance capital expenditures [3]	$14,153	$14,617

Q3 2026
Reconciliations (continued)

Interest expense	$159,127	$153,425
Partners’ share of interest expense from consolidated JVs	(12,027)	(11,902)
BXP’s share of interest expense from unconsolidated JVs	14,804	15,004
BXP’s Share of interest expense	$161,904	$156,527

Capitalized interest	$14,398	$12,868
Partners’ share of capitalized interest from consolidated JVs	(330)	(14)
BXP’s share of capitalized interest from unconsolidated JVs	101	6
BXP’s Share of capitalized interest	$14,169	$12,860

Amortization of financing costs	$8,248	$5,776
Partners’ share of amortization of financing costs from consolidated JVs	(753)	(498)
BXP’s share of amortization of financing costs from unconsolidated JVs	442	446
BXP’s Share of amortization of financing costs	$7,937	$5,724

Fair value interest adjustment	$—	$—
Partners’ share of fair value of interest adjustment from consolidated JVs	—	—
BXP’s share of fair value interest adjustment from unconsolidated JVs	260	260
BXP’s Share of fair value interest adjustment	$260	$260

Amortization and accretion related to sales type lease	$157	$249
Partners’ share of amortization and accretion related to sales type lease from consolidated JVs	—	—
BXP’s share of amortization and accretion related to sales type lease from unconsolidated JVs	29	29
BXP’s Share of amortization and accretion related to sales type lease	$186	$278

Non-cash loss from early extinguishment of debt	$—	$—
Partners’ share of non-cash loss from early extinguishment of debt from consolidated JVs	—	—
BXP’s share of non-cash loss from early extinguishment of debt from unconsolidated JVs	—	—
BXP’s Share of non-cash loss from early extinguishment of debt	$—	$—

_______
1Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
3Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q3 2026
Reconciliations (continued)
for the three months ended September 30, 2026
(unaudited and in thousands)

CONSOLIDATED JOINT VENTURES
				Total Consolidated
	343 Madison	767 Fifth Avenue	Norges
	Avenue [1]	(The GM Building)	Joint Ventures [2]	Joint Ventures
Revenue
Lease [3]	$—	$86,821	$139,165	$225,986
Straight-line rent	—	834	10,092	10,926
Fair value lease revenue	—	(27)	—	(27)
Termination income	—	—	—	—
Total lease revenue	—	87,628	149,257	236,885
Parking and other	—	—	3,022	3,022
Insurance proceeds	—	486	—	486
Total rental revenue [4]	—	88,114	152,279	240,393
Expenses
Operating	—	36,390	52,112	88,502
Restoration costs related to insurance claim	—	—	—	—
Net Operating Income (NOI)	—	51,724	100,167	151,891

Other income (expense)
Development and management services revenue	—	—	—	—
Gain from investments in securities	—	—	—	—
Interest and other income	—	494	1,796	2,290
Interest expense	—	(21,395)	(7,718)	(29,113)
Depreciation and amortization expense	—	(18,431)	(35,274)	(53,705)
General and administrative expense	—	(23)	(9)	(32)
Total other income (expense)	—	(39,355)	(41,205)	(80,560)
Net income	$—	$12,369	$58,962	$71,331

BXP’s nominal ownership percentage	89.45%	60.00%	55.00%

Partners’ share of NOI (after income allocation to private REIT shareholders) [5]	$—	$19,930	$43,735	$63,665
BXP’s share of NOI (after income allocation to private REIT shareholders)	$—	$31,794	$56,432	$88,226
Unearned portion of capitalized fees [6]	$1,573	$419	$127	$2,119

Partners’ share of select items [5]
Partners’ share of hedge amortization	$—	$144	$—	$144
Partners’ share of amortization of financing costs	$255	$346	$152	$753
Partners’ share of depreciation and amortization related to capitalized fees	$—	$383	$631	$1,014
Partners’ share of capitalized interest	$320	$—	$10	$330
Partners’ share of management and other fees	$—	$760	$1,341	$2,101
Partners’ share of basis differential depreciation and amortization expense	$—	$(24)	$(334)	$(358)
Partners’ share of basis differential interest and other adjustments	$—	$(4)	$36	$32

Reconciliation of Partners’ share of EBITDAre [7]
Partners’ NCI	$—	$3,833	$24,859	$28,692
Add:
Partners’ share of interest expense after BXP’s basis differential	—	8,554	3,473	12,027
Partners’ share of depreciation and amortization expense after BXP’s basis differential	—	7,731	16,170	23,901
Partners’ share of EBITDAre	$—	$20,118	$44,502	$64,620

Q3 2026
Reconciliations (continued)
for the three months ended September 30, 2026
(unaudited and in thousands)

CONSOLIDATED JOINT VENTURES
				Total Consolidated Joint Ventures
Reconciliation of Partners’ share of Net Operating Income (Loss) (NOI) [7]	343 Madison Avenue [1]	767 Fifth Avenue (The GM Building)	Norges Joint Ventures [2]
Rental revenue [4]	$—	$35,246	$68,526	$103,772
Less: Termination income	—	—	—	—
Rental revenue (excluding termination income) [4]	—	35,246	68,526	103,772
Less: Operating expenses (including partners’ share of management and other fees)	—	15,316	24,791	40,107
Income allocation to private REIT shareholders	—	—	—	—
NOI (excluding termination income and after income allocation to private REIT shareholders)	$—	$19,930	$43,735	$63,665

Rental revenue (excluding termination income) [4]	$—	$35,246	$68,526	$103,772
Less: Straight-line rent	—	334	4,541	4,875
Fair value lease revenue	—	(11)	—	(11)
Add: Lease transaction costs that qualify as rent inducements	—	—	—	—
Subtotal	—	34,923	63,985	98,908
Less: Operating expenses (including partners’ share of management and other fees)	—	15,316	24,791	40,107
Income allocation to private REIT shareholders	—	—	—	—
NOI - cash (excluding termination income and after income allocation to private REIT shareholders)	$—	$19,607	$39,194	$58,801

Reconciliation of Partners’ share of Revenue [5]
Rental revenue [4]	$—	$35,246	$68,526	$103,772
Add: Development and management services revenue	—	—	—	—
Revenue	$—	$35,246	$68,526	$103,772

_____________
1See the Acquisitions and Dispositions section of this Supplemental package on page 14.
2Norges Joint Ventures include 7 Times Square, 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 300 Binney Street, and 290 Binney Street.
3Lease revenue includes recoveries and service income from clients.
4See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
5Amounts represent the partners’ share based on their respective ownership percentage.
6Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.
7Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q3 2026
Reconciliations (continued)
for the three months ended September 30, 2026
(unaudited and in thousands)

UNCONSOLIDATED JOINT VENTURES 1

	Boston	Los Angeles		New York		San Francisco	Seattle	Washington, DC	Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$28,813	$20,828		$13,499		$—	$7,479	$9,445	$80,064
Straight-line rent	(122)	(935)		11,027		—	16	105	10,091
Fair value lease revenue	—	60		329		—	998	—	1,387
Termination income	4,574	—		2,520		—	—	(54)	7,040
Amortization and accretion related to sales-type lease	58	—		—		—	—	—	58
Total lease revenue	33,323	19,953		27,375		—	8,493	9,496	98,640
Parking and other	3	2,193		49		—	620	1,048	3,913
Total rental revenue [3]	33,326	22,146		27,424		—	9,113	10,544	102,553
Expenses
Operating	10,951	8,217		18,190	[4]	1,011	3,392	5,705	47,466
Net operating income (loss)	22,375	13,929		9,234		(1,011)	5,721	4,839	55,087

Other income (expense)
Development and management services revenue	—	72		363		—	—	—	435
Interest and other income	388	639		976		(6)	9	200	2,206
Interest expense	(9,488)	(5,052)		(14,850)		—	(2,613)	(3,987)	(35,990)
Transaction costs	—	(1)		—		—	—	(326)	(327)
Depreciation and amortization expense	(8,734)	(5,132)		(10,984)		—	(1,580)	(3,159)	(29,589)
General and administrative expense	(9)	—		(45)		—	(8)	(55)	(117)
Total other income (expense)	(17,843)	(9,474)		(24,540)		(6)	(4,192)	(7,327)	(63,382)
Net income (loss)	$4,532	$4,455		$(15,306)		$(1,017)	$1,529	$(2,488)	$(8,295)

BXP’s share of select items:
BXP’s share of amortization of financing costs	$139	$23		$240		$—	$—	$40	$442
BXP’s share of hedge amortization, net of costs	$—	$—		$—		$—	$19	$—	$19
BXP’s share of fair value interest adjustment	$—	$—		$260		$—	$—	$—	$260
BXP’s share of capitalized interest	$20	$—		$81		$—	$—	$—	$101
BXP’s share of non-cash termination income adjustment	$(3,601)	$—		$(155)		$—	$—	$(16)	$(3,772)

Reconciliation of BXP’s share of EBITDAre
Income (loss) from unconsolidated joint ventures	$2,264	$2,656		$(2,717)		$(559)	$130	$(629)	$1,145
Add:
BXP’s share of interest expense	4,744	2,526		5,667		—	880	987	14,804
BXP’s share of depreciation and amortization expense	4,368	2,025	[5]	3,910	[5]	—	918	826	12,047
BXP’s share of EBITDAre	$11,376	$7,207	[5]	$6,860	[5]	$(559)	$1,928	$1,184	$27,996

Q3 2026
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES [1]
Reconciliation of BXP’s share of Net Operating Income (Loss)	Boston	Los Angeles		New York		San Francisco	Seattle	Washington, DC	Total Unconsolidated Joint Ventures
BXP’s share of rental revenue [3]	$16,664	$11,184	[5]	$12,659	[5]	$—	$3,068	$2,836	$46,411
BXP’s share of operating expenses	5,476	4,109		7,907		556	1,140	1,631	20,819
BXP’s share of net operating income (loss)	11,188	7,075	[5]	4,752	[5]	(556)	1,928	1,205	25,592
Less:
BXP’s share of termination income	2,287	—		1,396		—	—	(16)	3,667
BXP’s share of net operating income (loss) (excluding termination income)	8,901	7,075		3,356		(556)	1,928	1,221	21,925
Less:
BXP’s share of straight-line rent	(61)	(372)	[5]	4,905	[5]	—	5	32	4,509
BXP’s share of fair value lease revenue	—	45	[5]	320	[5]	—	336	—	701
BXP’s share of amortization and accretion related to sales type lease	29	—		—		—	—	—	29
Add:
BXP’s share of straight-line ground rent expense adjustment	—	—		120		—	—	—	120
BXP’s share of lease transaction costs that qualify as rent inducements	—	149		—		—	13	(7)	155
BXP’s share of net operating income (loss) - cash (excluding termination income)	$8,933	$7,551	[5]	$(1,749)	[5]	$(556)	$1,600	$1,182	$16,961

Reconciliation of BXP’s share of Revenue
BXP’s share of rental revenue [3]	$16,664	$11,184	[5]	$12,659	[5]	$—	$3,068	$2,836	$46,411
Add:
BXP’s share of development and management services revenue	—	36		181		—	—	—	217
BXP’s share of revenue	$16,664	$11,220	[5]	$12,840	[5]	$—	$3,068	$2,836	$46,628

_____________
1For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 21-24.
2Lease revenue includes recoveries and service income from clients.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4Includes approximately $240 of straight-line ground rent expense.
5The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.

Q3 2026
Reconciliations (continued)
Reconciliation of Net income attributable to BXP, Inc. to
BXP’s Share of same property net operating income (NOI)
(dollars in thousands)

	Three Months Ended
	30-Jun-26	30-Jun-25
Net income attributable to BXP, Inc.	$68,564	$88,977
Net income attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	7,779	10,064
Noncontrolling interest in property partnerships	26,121	20,100
Net income	102,464	119,141
Add:
Interest expense	153,425	162,783
Impairment loss	18,036	—
Unrealized loss on non-real estate investment	75	39
Loss from unconsolidated joint ventures	2,448	3,324
Depreciation and amortization expense	236,977	223,819
Transaction costs	(62)	357
Payroll and related costs from management services contracts	3,901	4,104
General and administrative expense	50,444	42,516
Less:
Interest and other income	6,137	8,063
Gains from investments in securities	4,385	2,600
Gains on sales of real estate	6,997	18,390
Direct reimbursements of payroll and related costs from management services contracts	3,901	4,104
Development and management services revenue	7,633	8,846
Net Operating Income (NOI)	538,655	514,080
Add:
BXP’s share of NOI from unconsolidated joint ventures	22,028	31,029
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders)	60,335	51,562
BXP’s Share of NOI	500,348	493,547
Less:
Termination income	2,828	909
BXP’s share of termination income from unconsolidated joint ventures	—	(146)
Add:
Partners’ share of termination income from consolidated joint ventures	23	—
BXP’s Share of NOI (excluding termination income)	$497,543	$492,784

Net Operating Income (NOI)	$538,655	$514,080
Less:
Termination income	2,828	909
NOI from non Same Properties (excluding termination income)	15,574	11,355
Same Property NOI (excluding termination income)	520,253	501,816
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	60,312	51,562
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	6,853	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income)	22,028	31,175
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income)	2,009	10,865
BXP’s Share of Same Property NOI (excluding termination income)	$486,813	$470,564

Change in BXP’s Share of Same Property NOI (excluding termination income)	$16,249
Change in BXP’s Share of Same Property NOI (excluding termination income)	3.5%

Q3 2026
Reconciliations (continued)
Reconciliation of Net income attributable to BXP, Inc. to
BXP’s Share of same property net operating income (NOI) - cash
(dollars in thousands)

	Three Months Ended
	30-Jun-26	30-Jun-25
Net income attributable to BXP, Inc.	$68,564	$88,977
Net income attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	7,779	10,064
Noncontrolling interest in property partnerships	26,121	20,100
Net income	102,464	119,141
Add:
Interest expense	153,425	162,783
Impairment loss	18,036	—
Unrealized loss on non-real estate investment	75	39
Loss from unconsolidated joint ventures	2,448	3,324
Depreciation and amortization expense	236,977	223,819
Transaction costs	(62)	357
Payroll and related costs from management services contracts	3,901	4,104
General and administrative expense	50,444	42,516
Less:
Interest and other income	6,137	8,063
Gains from investments in securities	4,385	2,600
Gains on sales of real estate	6,997	18,390
Direct reimbursements of payroll and related costs from management services contracts	3,901	4,104
Development and management services revenue	7,633	8,846
Net Operating Income (NOI)	538,655	514,080
Less:
Straight-line rent	3,570	24,533
Fair value lease revenue	2,168	1,915
Amortization and accretion related to sales type lease	249	232
Termination income	2,828	909
Add:
Straight-line ground rent expense adjustment [1]	511	531
Lease transaction costs that qualify as rent inducements [2]	4,072	4,427
NOI - cash (excluding termination income)	534,423	491,449
Less:
NOI - cash from non Same Properties (excluding termination income)	47,333	12,387
Same Property NOI - cash (excluding termination income)	487,090	479,062
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	72,128	46,250
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	21,983	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income)	17,413	27,909
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income)	(609)	9,238
BXP’s Share of Same Property NOI - cash (excluding termination income)	$454,967	$451,483

Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	$3,484
Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	0.8%
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $(4,527) and $(83) for the three months ended June 30, 2026 and 2025, respectively. As of June 30, 2026, the Company has remaining lease payments aggregating approximately $15.6 million, all of which it expects to incur by the end of 2027 with no payments thereafter. Under GAAP, the Company recognizes expense of $(111) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2027 may vary significantly.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP.

Q3 2026
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	30-Sep-25	30-Jun-25
Revenue
Lease	$809,820	$805,935
Parking and other	34,404	34,709
Insurance proceeds	986	90
Hotel revenue	13,162	14,773
Development and management services	9,317	8,846
Direct reimbursements of payroll and related costs from management services contracts	3,821	4,104
Total revenue	871,510	868,457
Expenses
Operating	187,820	184,942
Real estate taxes	142,992	146,272
Restoration expenses related to insurance claims	924	848
Hotel operating	9,628	9,365
General and administrative	36,188	42,516
Payroll and related costs from management services contracts	3,821	4,104
Transaction costs	1,431	357
Depreciation and amortization	236,147	223,819
Total expenses	618,951	612,223
Other income (expense)
Loss from unconsolidated joint ventures	(148,329)	(3,324)
Gains on sales of real estate	1,932	18,390
Gains from investments in securities	2,400	2,600
Unrealized gain (loss) on non-real estate investments	178	(39)
Interest and other income	7,620	8,063
Impairment losses	(68,901)	—
Interest expense	(164,299)	(162,783)
Net income (loss)	(116,840)	119,141
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(17,853)	(20,100)
Noncontrolling interest - common units of the Operating Partnership	12,981	(10,064)
Net income (loss) attributable to BXP, Inc.	$(121,712)	$88,977

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income (loss) attributable to BXP, Inc. per share - basic	$(0.77)	$0.56
Net income (loss) attributable to BXP, Inc. per share - diluted	$(0.77)	$0.56